UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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VISUALANT, INC.
(Name of Registrant as Specified in Its Charter)

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Copies of all communications to:

James F. Biagi, Jr.
Monahan & Biagi, PLLC
701 5th Avenue, Suite 2800
Seattle, WA  98104-7023
(206) 587-5700, (206) 587-5710 (fax)

VISUALANT, INC.
500 Union Street, Suite 420
Seattle, Washington 98101
(206) 903-1351

Notice of the 2013 Annual Meeting of Stockholders

Date:	March 21, 2013

Time:	12:00 P.M.

Location:	Offices of Visualant, Inc. 500 Union Street, Suite 420 Seattle, WA 98101

Proposals:	1.	To elect five nominees to serve on the Board until the 2014 Annual Meeting of Stockholders;

	2.	To approve an amendment to the 2011 Stock Incentive Plan to increase the number of shares available for issuance under the Plan from 7,000,000 to 14,000,000 shares, subject to adjustment in the event of a reverse stock split;

	3.	To approve the amendment and restatement of the Company’s Articles of Incorporation and Bylaws;

	4.	To give the Board of Directors discretion to amend the Company’s Articles of Incorporation to (i) effect a reverse stock split of the common stock within a specified range of ratios, and (ii) decrease the number of authorized shares of our common stock from 200,000,000 shares to 100,000,000 shares in connection with the reverse stock split;

	5.	To ratify the appointment of PMB Helin Donovan, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013; and

	6.	To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Who Can Vote:	Stockholders of record at the close of business on February 15, 2013.

How You Can Vote:	You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope.

Who May Attend:	Only persons with evidence of stock ownership or who are guests of the Company may attend the Annual Meeting. Photo identification is required (a valid driver’s license or passport is preferred).

	●	If your shares are registered in your name, you must bring the proxy card.

	●	If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of such shares.

By authorization of the Board of Directors,

Mark Scott
Secretary
Seattle, WA
February 25, 2013

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

PROXY STATEMENT
FOR THE
2013 ANNUAL MEETING OF STOCKHOLDERS
OF
VISUALANT, INC.

TO BE HELD ON MARCH 21, 2013

Solicitation

This Proxy Statement, the accompanying proxy card and the Annual Report to Stockholders of Visualant, Inc. (the “Company”) are being mailed on or about February 25, 2013. The Board of Directors (the “Board”) of the Company is soliciting your proxy to vote your shares at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on all matters that will be presented at the Annual Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held March 21, 2013.

This Proxy Statement and Visualant, Inc.’s Annual Report on Form 10-K for the fiscal year ended
September 30, 2012 are both available at www.visualant.net.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company at the close of business on our record date of February 15, 2013.

How many shares of Common Stock may vote at the Meeting?

As of January 11, 2013, there were 94,428,058 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer and Trust Company, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card. Please refer to the specific instructions set forth in the enclosed proxy card.

If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Can I vote my shares in person at the Annual Meeting?

If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all five nominees to serve on the Board until the 2014 Annual Meeting of Stockholders.

Proposal 2 —
FOR approval of an amendment to the 2011 Stock Incentive Plan, to increase the number of shares available for issuance under the Plan from 7,000,000 to 14,000,000 shares, subject to adjustment in the event of a reverse stock split.

Proposal 3 —	FOR approval of the amendment and restatement of the Company’s Articles of Incorporation and Bylaws;

Proposal 4 —	FOR giving the Board of Directors discretion to amend the Company’s Articles of Incorporation to (i) effect a reverse stock split of the common stock within a specified range of ratios, and (ii) decrease the number of authorized shares of our common stock from 200,000,000 shares to 100,000,000 shares in connection with the reverse stock split; and,

Proposal 5 —	FOR ratifying the appointment of PMB Helin Donovan, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

What are my choices when voting?

Proposal 1 —	You may cast your vote in favor of electing the nominees as directors or vote against or withhold your vote with respect to one or more individual nominees.

Proposals 2 to 5 —	You may cast your vote in favor of or against each proposal, or you may abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the named proxies will vote your shares as follows, in accordance with the recommendations of the Board:

Proposal 1 —	FOR the election of all five nominees to serve on the Board until the 2014 Annual Meeting of Stockholders.

Proposal 2 —
FOR approval of an amendment to the 2011 Stock Incentive Plan, to increase the number of shares available for issuance under the Plan from 7,000,000 to 14,000,000 shares, subject to adjustment in the event of a reverse stock split.

Proposal 3 —	FOR approval of the amendment and restatement of the Company’s Articles of Incorporation and Bylaws;

Proposal 4 —	FOR giving the Board of Directors discretion to amend the Company’s Articles of Incorporation to (i) effect a reverse stock split of the common stock within a specified range of ratios, and (ii) decrease the number of authorized shares of our common stock from 200,000,000 shares to 100,000,000 shares in connection with the reverse stock split; and,

Proposal 5 —	FOR ratifying the appointment of PMB Helin Donovan, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Annual Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

•	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

•	By attending the Annual Meeting and voting your shares in person.

What vote is required to approve or ratify each proposal?

Proposal 1 requires a plurality of the votes cast to elect a director.

Proposals 2 to 5 require the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (206) 903-1351.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of February 25, 2013, the name, age, and position of each executive officer and director and the tenure in office of each director of the Company.

Name	Age	Positions and Offices Held	Since

Directors-
Ronald P. Erickson	69	Chief Executive Officer and President, Management Director	April 24, 2003

Jon Pepper	61	Independent Director	April 19, 2006

Marco Hegyi	55	Chairman of the Board, Independent Director	February 14, 2008

James Gingo	60	President, TransTech Systems, Inc., Management Director	June 8, 2010

Ichiro Takesako	54	Management Director	December 28, 2012

Executive Officers-
Mark Scott	59	Chief Financial Officer and Secretary	May 1, 2010

Richard Mander, Ph.D.	52	Vice President, Product Management and Technology	June 26, 2012

Todd Martin Sames	59	Vice President of Business Development	September 5, 2012

Mr. Erickson and Mr. Gingo are also Executive Officers.

Business Experience Descriptions

Set forth below is certain biographical information regarding each of our executive officers and directors.

Our Management Directors

RONALD P. ERICKSON has been a director and officer of the Company since April 24, 2003. He currently serves as the Company’s Chief Executive Officer and President.  He was appointed to the positions of CEO and President on November 10, 2009. Earlier, he was appointed President and Chief Executive Officer of the Company on September 29, 2003, and resigned from this position on August 31, 2004 at which time he was appointed Chairman of the Board. A seasoned executive with more than 30 years of experience in the high technology, telecommunications, micro-computer, and digital media industries, Mr. Erickson was the founder of Visualant. In addition to his Visualant responsibilities he also serves as Chairman of Tristit Global,, Inc., a mobile application development and distribution company and eCharge Corporation an Internet based transaction processing company. He is formerly Chairman, CEO and Co-Founder of Blue Frog Media, a mobile media and entertainment company; Chairman, CEO and Co-founder of GlobalTel Resources, a provider of telecommunications services; Chairman, Interim President and CEO of Egghead Software, Inc. the large software reseller where he was an original investor; Chairman and CEO of NBI, Inc.; and Co-founder of MicroRim, Inc. the database software developer. Earlier, Mr. Erickson practiced law in Seattle and worked in public policy in Washington, DC and New York, NY. Additionally, Mr. Erickson has been an angel investor and board member of a number of public and private technology companies.  In addition to his business activities Mr. Erickson serves on the Board of Trustees of Central Washington University where he received his BA degree. He also holds a MA from the University of Wyoming and a JD from the University of California, Davis. He is licensed to practice law in the State of Washington.

Mr. Erickson was appointed as a Director based on his position as a founder of the Company and his significant executive experience in the high technology industry.

JAMES GINGO has served as a director since June 8, 2010.  He is the President and founder of TransTech Systems, Inc. (“TransTech”), which was founded in 1994. TransTech is a distributor of access control and authentication systems serving the security and law enforcement markets. TransTech was acquired by the Company on June 8, 2010 and is a wholly owned subsidiary. James Gingo is a highly regarded industry veteran and one of the early members of the Document Security Alliance, an organization co-founded by the United States Secret Service and concerned industry representatives after the events of 9/11. He sits on the Board of the Security Industry Association.

Mr. Gingo was appointed as a Director based on his position as a founder of TransTech as part of the agreement whereby the Company acquired TransTech.

ICHIRO TAKESAKO has served as a director since December 28, 2012. Mr. Takesako has held executive positions with Sumitomo Precision Products Co., Ltd (“SPP”) from 1983. Mr. Takesako graduated from Waseda University, Tokyo, Japan where he majored in Social Science and graduated with a Degree of Bachelor of Social Science. Mr. Takesako was appointed to the Board in connection with the Company entering into a Joint Research and Product Development Agreement with SPP on May 31, 2012, the investment by SPP in the Company, and the Company and SPP entering into a License Agreement.

Mr. Takesako was appointed as a Director based on his position with SPP in light of SPP’s significant partnership with the Company. Mr. Takesako was recommended by SPP.

Our Independent Directors

JON PEPPER has served as an independent director since April 19, 2006. Mr. Pepper is the co-founder of Pepcom [www.pepcom.com], an industry leader at producing press-only technology showcase events around the country. Prior to that Pepper started the DigitalFocus newsletter, a ground-breaking newsletter on digital imaging that went to leading influencers worldwide. Pepper has been closely involved with the high technology revolution since the beginning of the personal computer era. He was formerly a well-regarded journalist and columnist; his work on technology subjects appeared in The New York Times, Fortune, PC Magazine, Men's Journal, Working Woman, PC Week, Popular Science and many other well-known publications. Pepper was educated at Union College in Schenectady, New York and the Royal Academy of Fine Arts in Copenhagen.

Mr. Pepper was appointed as a Director based on his significant experience in the high technology industry.

MARCO HEGYI has served as an independent director since February 14, 2008 and as Chairman of the Board since May 2011. Mr. Hegyi has been a principal with the Chasm Group since 2006, where he combines his expertise in, and passion for helping companies expand their businesses with innovative technologies and collaborative partnership strategies using mobile and wireless platforms, service business models and Internet marketing programs. Prior to working as a strategic advisor, Mr. Hegyi served as Senior Director, Global Product Management, at Yahoo Search Marketing during 2006. Prior to Yahoo, Mr. Hegyi was at Microsoft leading program management for Microsoft Windows and Office beta releases aimed at software developers from 2001 to 2006. While at Microsoft, he formed new service concepts and created operating programs to extend the depth and breadth of the company’s unparalleled developer eco-system, including managing offshore, outsource teams in China and India, and is the sole named inventor on Microsoft US Patent No. 7,904,875 concerning “methods, systems, and computer program products for configuring and allocating software product technical services.” Mr. Hegyi has also filed eight other patents in the last two years.  Mr. Hegyi earned a Bachelor of Science degree in Information and Computer Sciences from the University of California, Irvine, and has completed advanced studies in innovation marketing, advanced management, and strategy at Harvard Business School, Stanford University, UCLA Anderson Graduate School of Management, and MIT Sloan School of Management.

Mr. Hegyi was appointed as a Director based on his significant experience in the high technology industry.

Other Executive Officers

MARK SCOTT has significant financial, capital market and experience in public microcap companies. Mr. Scott serves as (i) Chief Financial Officer, Secretary and Treasurer of Visualant, Inc., a position he has held since May 2010 and (ii) Chief Financial Officer, Secretary and Treasurer of WestMountain Gold, Inc. since December 8, 2010. Mr. Scott also provides consulting financial services to other public companies.

Mr. Scott previously served as Chief Financial Officer and Secretary of IA Global, Inc. from October 2003 to June 2011. Previously, he held executive financial positions with Digital Lightwave; Network Access Solutions; and Teltronics, Inc. He has also held senior financial positions at Protel, Inc., Crystals International, Inc., Ranks Hovis McDougall, LLP and Brittania Sportswear, and worked at Arthur Andersen. Mr. Scott is also a certified public accountant and received a Bachelor of Arts in Accounting from the University of Washington.

RICHARD MANDER, Ph.D. joined the Company as Vice President of Product Management and Technology on June 26, 2012. He is known as an inspiring leader with a track record of building innovative and high quality consumer electronic products. In the 1990s, he worked at Apple for seven years developing future technologies and products, and served as Engineering Group Manager of the immersive photo visualization technology QuickTimeVR. He then worked for six years with Zanzara, a consulting company which helps companies make new technology products easy to use.

Originally from New Zealand, Mr. Mander returned there in 2004 as Chief Technology Officer for Navman, a designer and manufacturer of car and boat GPS products. In 2006, he became CEO at HumanWare, a company that designs and manufactures information access devices for blind, low vision and learning disabled people. In 2008, he returned to the US as CEO of BigScreenLive, a Seattle-based company developing a software-as-a-service platform to make the Internet more accessible for seniors. In 2009, Mr. Mander spent six months as Entrepreneur in Residence at the University of Washington commercializing opportunities for Faculty in the Computer Science, iSchool, and Medical School. From 2009 to 2012, he was VP Product Management at Contour, the 7th fastest growing company in the US, where he led the development of Contour’s wearable cameras integrating video GPS data and video.

Mr. Mander holds a number of patents relating to computer and imaging technologies. In 2004, was awarded the World Class New Zealander award for helping New Zealand companies improve their products for the US market. He was awarded the Company Leader of the Year award in 2007 for his work at HumanWare. Mr. Mander earned a PhD in Educational Psychology from Stanford University, MA from the University of Auckland, and BA from University of Canterbury.

TODD MARTIN SAMES joined the Company as Vice President, Business Development on September 5, 2012.  Mr. Sames is responsible for driving new licensing agreements for the company’s SPM technology with a wide-range of original device manufacturers.

Mr. Sames brings over 25 years of industry experience to the expanding Visualant team. From 2010 to 2012, Mr. Sames held an executive position at INX, where he ultimately led in the creation of a new Business Unit. The project resulted in a successful new line of video conferencing, telecommunication, and security solutions for Cisco. From 2007 to 2010, Mr. Sames held an executive position at BT Conferencing.

Mr. Sames has also established partnerships with other well-known companies such as Polycom, LifeSize, and TANDBERG. During his tenure conducting corporate sales at Egghead Software, Todd closed and managed Fortune 1000 accounts with Disney, Unocal, Lockheed and General Electric, among many others.

CORPORATE GOVERNANCE

Code of Conduct and Ethics

We have adopted conduct and ethics standards titled the Code of Conduct and Ethics (the “Code of Conduct”), which are available at www.visualant.net. These standards were adopted by the Board to promote our transparency and integrity. The standards apply to the Board, executives and employees. Waivers of the requirements of the Code of Conduct or associated polices with respect to members of the Board or executive officers are subject to approval of the full Board.

Our Code of Conduct includes the following:

- promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

- promotes the full, fair, accurate, timely and understandable disclosure of the Company’s financial results in accordance with applicable disclosure standards, including, where appropriate, standards of materiality;

- promotes compliance with applicable SEC and governmental laws, rules and regulations;

- deters wrongdoing; and

- requires prompt internal reporting of breaches of, and accountability for adherence to, the Code of Conduct.

On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the Code of Conduct, the Audit Committee and the Board are charged with resolving any conflict of interest involving management, the Board and employees on an ongoing basis.

Review and Approval of Related Person Transactions

We have operated under a Code of Conduct for many years. Our Code of Conduct requires all employees, officers and directors, without exception, to avoid the engagement in activities or relationships that conflict, or would be perceived to conflict, with our interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review and approval to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to us than could be obtained from an unrelated person.

The Audit Committee is responsible for reviewing and approving all transactions with related persons. We have not adopted a written policy for reviewing related person transactions. We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed.

Director Independence

The Board has affirmatively determined that each of Messrs. Pepper and Hegyi is an independent director.  For purposes of making that determination, the Board used NASDAQ’s Listing Rules even though the Company is not currently listed on NASDAQ. We expect to appoint an independent Audit Committee Chairman by early 2013.

Communication with the Board or Members Thereof

Any matter intended for the Board, or for any individual member or members of the Board, can be directed to our Chief Executive Officer or Chief Financial Officer with a request to forward the same to the intended recipient. Alternatively, stockholders can direct correspondence to the Board, or any of its members, in care of the Company at 500 Union Street, Suite 420, Seattle, Washington 98101. The Company will direct the correspondence to the director. All such communications will be forwarded to the intended recipient unopened.

Nominations for Directors

Identifying Candidates

The Nominations and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominations and Governance Committee considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Nominations and Governance Committee to assess his or her qualifications. Nominations must be addressed to the Chairman of the Nominations and Governance Committee in care of the Secretary of the Company at the Company’s headquarters address listed below, and must be received no later than November 1, 2013, in order to be included in the proxy statement for the next annual election of directors.

Chairman of the Nominations and Governance Committee
Visualant, Inc.
500 Union Street, Suite 420
Seattle, Washington 98101

Qualifications

The Nominations and Governance Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership.

The Board has developed a group of criteria, which are designed to describe what qualities and characteristics are desired for the Board as a whole. The full Board conducts an annual self-evaluation of its membership with respect to the criteria. The purpose of this evaluation is to help ensure the Board remains comprised of members fulfilling the desired complement of talents and expertise for the Board as a whole. No single director is expected to have each criterion. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

The criteria are reviewed annually by the Nominations and Governance Committee and the Board to ensure they remain pertinent and robust. In general, they require that each director:

•	have the highest personal and professional ethics, integrity and values;
•	consistently exercise sound and objective business judgment; and
•	have experience in the areas of business that the Company operates in.

In addition, it is anticipated that the Board as a whole will have individuals with:

•	significant appropriate senior management and leadership experience;
•	a comfort with technology;
•	a long-term and strategic perspective; and
•	the ability to advance constructive debate and a global perspective.

Further, it is important for the Board as a whole to operate in an atmosphere where the chemistry between and among the members contributes to the Board’s success.

Candidate Selection Process

Upon receipt of a stockholder-proposed director candidate, the Chairman of the Nominations and Governance Committee assesses the Board’s needs, primarily whether or not there is a current or pending vacancy or a possible need to be filled by adding or replacing a director. A director profile is prepared by comparing the current list of criteria with  the candidate’s qualifications. The profile and the candidate’s submitted information are provided to the Nominations and Governance Committee and the Chairman of the Board for discussion and review at the next Nominations and Governance Committee meeting. During the past fiscal year, the Company did not receive any stockholder-proposed director candidates.

Similarly, if at any time the Nominations and Governance Committee or the Board determines there may be a need to add or replace a director, the Corporate Secretary, the Nominations and Governance Committee Chairman and the Chairman of the Board develop a director profile. If no candidates are apparent from any source, the Nominations and Governance Committee will determine the appropriate method to conduct a search.

Regardless of how a candidate is brought to the Nominations and Governance Committee’s attention, qualified candidates are asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

There is no controlling shareholder group.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. During the fiscal year ended September 30, 2012, the Board met 7 times and took action by written consent 1 time. All directors seeking reelection attended at least 75% of the meetings of the Board and of the committees on which they served during the fiscal year ended September 30, 2012.  Although the Board does not have a formal policy regarding attendance by the members of the Board at the annual meeting of the Company, all members of the Board are requested to attend the annual meeting of stockholders. At the 2011 Annual Meeting of Stockholders, management and the majority of the Board were present.

 Committees of the Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominations and Governance Committee, and the Compensation Committee. The Committees were formed July 22, 2010. The Audit and Compensation Committees are comprised solely of non-employee, independent directors. The Nominations and Governance Committee has one management director, Ronald Erickson, as Chairman. Charters for each committee are available on the Company’s website at www.visualant.net. The table below shows current membership for each of the standing Board committees.

Audit	Compensation	Nominating
Marco Hegyi (Chairman)	Marco Hegyi (Chairman)	Ron Erickson (Chairman)
Jon Pepper	Jon Pepper	Marco Hegyi
Jon Pepper

Audit Committee

The Audit Committee has two members and met three times during the fiscal year that ended on September 30, 2012. The Audit Committee is comprised solely of non-employee independent Directors.  The Board has determined that all the members of the Audit Committee are financially literate. By early 2013, the Board expects to appoint an additional independent Director to serve as Audit Committee Chairman who is  an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”) and as adopted under the Sarbanes-Oxley Act of 2002. The Board has adopted a charter for the Audit Committee, a copy of which is available on the Company’s website at www.visualant.net.

The Audit Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

- appoint the independent registered accounting firm;

- review the arrangements for and scope of the audit by independent registered accounting firm;

- review the independence of the independent registered accounting firm;

- consider the adequacy and effectiveness of the system of internal accounting and financial controls and review any proposed corrective actions;

- review and monitor our policies regarding business ethics and conflicts of interest;

- discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters; and

- review the activities and recommendations of our accounting department

Nominations and Governance Committee

The Nominations and Governance Committee has three members and did not meet during the fiscal year ended September 30, 2012. Nominations and Governance Committee is comprised solely of non-employee independent Directors, except for Ronald Erickson, a management Director.  The Committee was formed on July 22, 2010. The Board has adopted a charter for this committee, which is available on the Company’s website at www.visualant.net.

The Nominations and Governance Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	assist the Board in indentifying individuals qualified to become Board members, and recommend to the Board the nominees for election as directors at the next annual meeting of stockholders;

•	develop and recommend to the Board the corporate governance guidelines applicable to the Company; and

•
serve in an advisory capacity to the Board and Chairman of the Board on matters of organization, management succession plans, major changes in the organizational structure of the Company and the conduct of board activities.

Compensation Committee

The Compensation Committee has two members and met twice time during the fiscal year ended September 30, 2012. The Committee was formed on July 22, 2010. The Compensation Committee is comprised solely of non-employee independent directors, both of whom the Board has determined are independent. We expect to appoint an additional independent Director to serve on the Compensation Committee by early 2013.

The Board has adopted a charter for the Compensation Committee, which is available on the Company’s website at www.visualant.net.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•	recommend the base salary, incentive compensation and any other compensation for our Chief Executive Officer;

•	approve the base salary, incentive compensation and any other compensation for our other officers;

•	recommend the annual compensation for our non-employee directors; and

•	administer the 2011 Stock Incentive Plan, including the review of all stock options, restricted stock, or other award grants pursuant to this plan.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during the fiscal year ended September 30, 2012 served as an officer, former officer, or employee of the Company or participated in a related party transaction that would be required to be disclosed in this proxy statement. Further, during this period, no executive officer of the Company served as:

•
a member of the Compensation Committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.

Board Structure and Role in Risk Oversight

The entire Board is responsible for risk overnight. Mr. Marco Hegyi is Chairman of the Board and lead independent director. The Company believes this structure provides acceptable risk oversight by utilizing the skills of each director.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by or paid to each of our executive officers named in the Compensation Table on page 15 under “Remuneration of Executive Officers” (the “Named Executive Officers”) who served during the year ended September 30, 2012. This compensation discussion primarily focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year. We also describe compensation actions taken after the last completed fiscal year to the extent that it enhances the understanding of our executive compensation disclosure. The principles and guidelines discussed herein would also apply to any additional executive officers that the Company may hire in the future.

The Compensation Committee of the Board has responsibility for overseeing, reviewing and approving executive compensation and benefit programs in accordance with the Compensation Committee’s charter.  The members of the Compensation Committee are Marco Hegyi (Chairman) and Jon Pepper. We expect to appoint an additional independent Director to serve on the Compensation Committee  by early 2013.

On November 17, 2009, Mr. Erickson assumed the positions of CEO, President and interim CFO, Secretary and Treasurer as a result of the resignation of Mr. Bradley E. Sparks from those positions.  Mr. Sparks continued to serve as a Director of the Company until his resignation effective September 6, 2012.  On May 10, 2010, Mr. Erickson resigned from the positions of CFO, Secretary and Treasurer and Mark Scott was appointed to those positions.

We closed the acquisition of TransTech on June 8, 2010. James Gingo joined the Board of Directors on June 8, 2010.

On May 31, 2012, we entered into a Joint Research and Product Development Agreement with SPP. In addition, SPP invested $2,250,000 in exchange for 17,307,693 shares of restricted common shares priced at $0.13 per share.  Finally, SPP also paid the Company an initial payment of $1 million for a License Agreement. Mr. Ichiro Takesako joined the Board of Directors on December 28, 2012.

Compensation Philosophy and Objectives

The major compensation objectives for the Company’s executive officers are as follows:

•	to attract and retain highly qualified individuals capable of making significant contributions to our long-term success;

•	to motivate and reward named executive officers whose knowledge, skills, and performance are critical to our success;

•	to closely align the interests of our named executive officers and other key employees with those of its shareholders; and

•	to utilize incentive based compensation to reinforce performance objectives and reward superior performance.

Role of Chief Executive Officer in Compensation Decisions

The Board approves all compensation for the chief executive officer. The Compensation Committee makes recommendations on the compensation for the chief executive officer and approves all compensation decisions, including equity awards, for our executive officers. Our chief executive officer makes recommendations regarding the base salary and non-equity compensation of other executive officers that are approved by the Compensation Committee in its discretion.

Setting Executive Compensation

The Compensation Committee believes that compensation for the Company’s executive officers must be managed to what we can afford and in a way that allows for us to meet our goals for overall performance. During 2012, the Compensation Committee and the Board compensated its Chief Executive Officer with a monthly consulting fee of $12,500 effective May 1, 2012, which was replaced with  an annual salary of $180,000 effective June 1, 2012. During 2012, the Committee compensated its Chief Financial Officer with a $8,000 monthly consulting fee effective February 1, 2011, which was replaced with an annual salary of $120,000 effective June 1, 2012. This compensation reflected the financial condition of the Company. Other Named Executive Officers were paid by us or TransTech during 2012. The Compensation Committee does not use a peer group of publicly-traded and privately-held companies in structuring the compensation packages.

Executive Compensation Components for the Year Ended September 30, 2012

The Compensation Committee did not use a formula for allocating compensation among the elements of total compensation during the fiscal year that ended on September 30, 2012. The Compensation Committee believes that in order to attract and retain highly effective people it must maintain a flexible compensation structure. For fiscal 2012, the principal components of compensation for named executive officers were base salary and consulting fees.

Base Salary

Base salary is intended to ensure that our employees are fairly and equitably compensated. Generally, base salary is used to appropriately recognize and reward the experience and skills that employees bring to the Company and provides motivation for career development and enhancement. Base salary ensures that all employees continue to receive a basic level of compensation that reflects any acquired skills which are competently demonstrated and are consistently used at work.

Base salaries for the Company’s named executive officers are initially established based on their prior experience, the scope of their responsibilities and the applicable competitive market compensation paid by other companies for similar positions. Mr. Erickson and Mr. Scott were compensated as described above based on the financial condition of the Company.  Mr. Gingo’s base salary was based upon the terms of his employment agreement entered into as part of the Company’s acquisition of TransTech (See “Agreement with James Gingo” on page 16 below under “Employment Agreement”).

Performance-Based Incentive Compensation

The Compensation Committee believes incentive compensation reinforces performance objectives, rewards superior performance and is consistent with the enhancement of stockholder value. All of the Company’s Named Executive Officers are eligible to receive performance-based incentive compensation. The Compensation Committee did not recommend or approve payment of any performance-based incentive compensation to the Named Executive Officers during 2012 based on the financial condition of the Company and the awards issued in 2010.

Ownership Guidelines

The Compensation Committee does not require our executive officers to hold a minimum number of our shares. However, to directly align the interests of executive officers with the interests of the stockholders, the Compensation Committee encourages each executive officer to maintain an ownership interest in the Company.

Stock Option Program

Stock options are an integral part of our executive compensation program. They are intended to encourage ownership and retention of the Company’s common stock by named executive officers and employees, as well as non-employee members of the Board. Through stock options, the objective of aligning employees’ long-term interest with those of stockholders may be met by providing employees with the opportunity to build a meaningful stake in the Company.

The Stock Option Program assists the Company by:

- enhancing the link between the creation of stockholder value and long-term executive incentive compensation;

- providing an opportunity for increased equity ownership by executive officers; and

- maintaining competitive levels of total compensation.

Stock option award levels are determined by the Compensation Committee and vary among participants’ positions within the Company. Newly hired executive officers or promoted executive officers are generally awarded stock options, at the discretion of the Compensation Committee, at the next regularly scheduled Compensation Committee meeting on or following their hire or promotion date. In addition, such executives are eligible to receive additional stock options on a discretionary basis after performance criteria are achieved.

Options are awarded at the closing price of the Company's common stock on the date of the grant or last trading day prior to the date of the grant. The Compensation Committee’s policy is not to grant options with an exercise price that is less than the closing price of the Company's common stock on the grant date.

Generally, the majority of the options granted by the Compensation Committee vest quarterly over two to three years or annually over five years of the 5-10-year option term. Vesting and exercise rights cease upon termination of employment and/or service, except in the case of death (subject to a one year limitation), disability or retirement. Stock options vest immediately upon termination of employment without cause or an involuntary termination following a change of control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

The Named Executive Officers did not receive any stock option grants during the year  ended September 30, 2012.

Retirement and Other Benefits

We have no other retirement, savings, long-term stock award or other type of plans for the Named Executive Officers.

Perquisites and Other Personal Benefits

During the year ended September 30, 2012, we provided the Named Executive Officers with medical insurance. No other personal benefits were provided to these individuals except for Mr. Gingo. The committee expects to review the levels of perquisites and other personal benefits provided to Named Executive Officers annually.

Mr. James Gingo was provided perquisites and other personal benefits, including medical insurance and a 401k plan in accordance with Mr. Gingo’s employment agreement which is discussed at page 16. The James Gingo Employment Agreement contains potential payments upon termination which are discussed at page 17.

There are no other employment agreements.

Tax and Accounting Implications

Deductibility of Executive Compensation

Subject to certain exceptions, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its three other highest paid executive officers (other than the principal financial officer) to the extent that any such individual's compensation exceeds $1 million. “Performance-based compensation” (as defined for purposes of Section 162(m)) is not taken into account for purposes of calculating the $1 million compensation limit, provided certain disclosure, shareholder approval and other requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exceptions to Section 162(m). However, we may authorize compensation payments that do not comply with the exceptions to Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments including its Stock Option Program in accordance with the requirements of ASC 718, “Compensation-Stock Compensation.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee, composed entirely of independent directors in accordance with the applicable laws and regulations, sets and administers policies that govern the Company's executive compensation programs, and incentive and stock programs. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Marco Hegyi, Chairman
Jon Pepper

REMUNERATION OF EXECUTIVE OFFICERS

The following table provides information concerning remuneration of the chief executive officer, the chief financial officer and another named executive officer for the fiscal years then ended September, 2012, 2011 and 2010.

Summary Compensation Table

						Incentive
					Stock	Plan	Option	Other
			Salary	Bonus	Awards	Compensation	Awards	Compensation	Total
Name	Principal Position		($) (1)	($)	($) (2)	($)	($) (3)	($) (4)	($)
Salary-
Ronald P. Erickson	Chief Executive Officer	9/30/2012	$60,000	$-	$-	$-	$-	$89,500	$149,500
		9/30/2011	$-	$-	$-	$-	$-	$62,500	$62,500
		9/30/2010	$-	$-	$40,000	$-	$52,662	$-	$92,662

Mark Scott	Chief Financial Officer	9/30/2012	$40,000	$-	$-	$-	$-	$64,000	$104,000
	Secretary	9/30/2011	$-	$-	$-	$-	$-	$74,000	$74,000
		9/30/2010	$-	$-	$20,000	$-	$-	$10,000	$30,000

James Gingo	Chief Executive Officer,	9/30/2012	$200,016	$-	$-	$-	$-	$8,001	$208,017
	TransTech Systems, Inc.	9/30/2011	$200,016	$-	$-	$-	$-	$8,001	$208,017
		9/30/2010	$62,649	$-	$-	$-	$-	$-	$62,649

Richard Mander, Ph.D.	Vice President of Product Management	9/30/2012	$43,615	$-	$-	$-	$-	$-	$43,615
	and Technology	9/30/2011	$-	$-	$-	$-	$-	$-	$-
		9/30/2010	$-	$-	$-	$-	$-	$-	$-

Todd Martin Sames	Vice President of Business Development	9/30/2012	$10,000	$-	$-	$-	$-	$-	$10,000
		9/30/2011	$-	$-	$-	$-	$-	$-	$-
		9/30/2010	$-	$-	$-	$-	$-	$-	$-

(1)    The amount for 2010 for Mr. Gingo includes salary from June 8, 2010 to September 30, 2010.   TransTech was acquired June 8, 2010.

(2)    The 2010 amount for Mr. Erickson reflects 2,000,000 shares of restricted common stock issued by the Company on May 10, 2010. The restricted common stock was issued at the closing bid price of $.02 per share on May 7, 2010. The 2010 amount for Mr. Scott reflects 1,000,000 shares of restricted common stock issued by the Company on May 10, 2010. The restricted common stock was issued at the closing bid price of $.02 per share on May 7, 2010.

(3)   These amounts reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years then ended September 30, 2010, in accordance with FASB ASC Topic 718 of awards pursuant to the 2005 Stock Option Plan. Assumptions used in the calculation of this amount are included in footnotes to the Company's audited financial statements for the fiscal years then ended September 30, 2011, 2010 and 2009. There were no grants issued in 2011 and 2012.

(4)   The 2010 amount for 2010 for Mr. Scott includes consulting fees paid from May 5, 2010 to September 30, 2010. During 2011, the Compensation Committee and the Board compensated Mr. Erickson with a monthly consulting fee of $12,500 effective May 1, 2011.  Mr. Scott was paid consulting income of $8,000 per month. During 2012, the Compensation Committee and the Board compensated Mr. Erickson with a monthly consulting fee of $12,500 through May 31, 2011.  Mr. Scott was paid consulting income of $8,000 per month through May 31, 2012. Mr. James Gingo was provided perquisites and other personal benefits, including medical insurance and a 401 plan.

Grants of Stock Based Awards in Fiscal Year Then Ended September 30, 2012

The Compensation Committee did not provide performance-based incentive compensation to the Named Executive Officers during 2012 based on the financial condition of the Company and the awards issued in 2010.

Outstanding Equity Awards as of Fiscal Year Then Ended September 30, 2012

	Option Awards (1)					Stock Awards
	Number of	Number of	Number of					Number of	Market or
	Securities	Securities	Securities			Number of	Market Value	Unearned Shares,	Payout Value of
	Underlying	Underlying	Underlying			Shares or Units	of Shares or	Units or Other	Unearned Shares,
	Unexercised	Unexercised	Unexercised	Option		of Stock	Units of	Rights That	Units, or Other
	Options	Options	Unearned	Exercise	Option	That Have Not	Stock That	Have Not	Rights That Have
	Exercisable	Unexerciseable	Options	Price	Expiration	Vested	Have Not Vested	Vested	Not Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Ronald P. Erickson	3,000,000	-	-	$ 0.15	5/9/2020	-	$ -	-	$ -

(1)	Mr. Erickson’s stock option grant vested quarterly over two years.

Option Exercises and Stock Vested

The Company’s Named Executive Officers did not exercise any stock options during the year ended September, 2012, 2011 and 2010.

Pension Benefits

We do not provide any pension benefits.

Nonqualified Deferred Compensation

We do not have a nonqualified deferral program.

EMPLOYMENT AGREEMENT

Except for Mr. Gingo, the Named Executive Officers of Visualant do not have employment agreements.

Agreement with James Gingo

On June 8, 2010, we entered into an Employment Agreement (“Gingo Agreement”) with Mr. Gingo. The Gingo Agreement has a three year term beginning on June 8, 2010 and expiring June 8, 2013 at the annual base salary of $200,000 per year. The Gingo Agreement provides for participation in the Company’s benefit programs available to other employees (including group insurance arrangements). Also under the Gingo Agreement, Mr. Gingo is eligible for discretionary performance bonuses up to 50% of his annual salary based upon performance criteria to be determined by the Company’s Compensation Committee. If Mr. Gingo’s employment is terminated without Cause (as defined in the Gingo Agreement), Mr. Gingo will be entitled to a payment equal to one year’s annual base salary paid over the next year.

Definitions Used in the Gingo Employment Agreement

For purposes of the Gingo Agreement described above, the following definitions apply:

As used herein, “Cause” is defined as any of the following events which occur during the term of this agreement: (i) your repeated failure, in the reasonable, good faith judgment of the Board, to substantially perform your reasonable assigned duties or responsibilities as a Service Provider (defined below) as directed or assigned by the Board (other than a failure resulting from your Disability) continuing for a period of thirty (30) days or more following written notice thereof from the Board to you describing in reasonable detail those duties and/or responsibilities that the Board believes you have failed to perform; (ii) your engaging in knowing and intentional illegal conduct that was or is reasonably likely to be materially injurious to TransTech or the Company or its affiliates; (iii) your violation of a federal or state law or regulation, which was known or should have been known to you, applicable to TransTech or the Company’s business which violation was or is likely to be materially injurious to TransTech or the Company; (iv) your breach of a material term of this offer letter or any confidentiality agreement or invention assignment agreement between you and TransTech or the Company following written notice thereof from the Board to you and your failure to cure such breach within twenty (20) days of receipt of such notice; (v) your being convicted of, or entering a plea of nolo contendere to, a felony; or (vi) your committing any material act of dishonesty or fraud against, or the misappropriation of material property belonging to TransTech, the Company or its affiliates.

As used herein, “Change of Control” is defined as any one of the following occurrences: (a) Company is party to a merger or consolidation with or into another entity (or group of entities) (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold (solely in respect of their interests in the Company’s capital stock immediately prior to such merger or consolidation) at least 50% of the voting power of the capital stock of the Company or the surviving or acquiring entity); (b) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a corporation, person or group of affiliated persons (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company, or (c) a sale, lease, assignment, transfer or disposal of all or substantially all of the assets of the Company (other than a pledge of such assets or grant of a security interest therein to a commercial lender in connection with a commercial lending or similar transaction); provided that the following shall not be considered a Change of Control: an equity financing of the Company in which the Company issues shares of its Common Stock or Preferred Stock.

As used herein, “Constructive Termination” is defined as any of the following, without your express written consent:  (i) a change in your title or position or a material reduction of your duties or responsibilities relative to your duties or responsibilities in effect immediately prior to such reduction, or your removal from such title, position, duties and responsibilities, unless you are provided with comparable title, duties, position and responsibilities; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the President of the Company remains as such following a change of control of the Company but is not made the President of the acquiring corporation) shall not constitute “Constructive Termination”; (ii) a reduction by the Company of your fixed cash compensation as in effect immediately prior to such reduction (unless such reduction constitutes a Board-approved, across-the-board salary reduction applicable to all similarly-situated employees at the Company); (iii) a reduction by the Company in the kind or level of employee benefits to which you are entitled immediately prior to such reduction with the result that your overall benefits package is significantly reduced (unless such reduction constitutes a Board-approved, across-the-board benefits reduction applicable to all similarly-situated employees at the Company); (iv) your relocation to a facility or a location more than 100 miles from Aurora, Oregon; or (v) the failure of the Company to obtain the assumption of this offer letter by any successor.

Potential Payments Upon Termination or Change in Control

The Company’s Employment Agreement with James Gingo has provisions providing for severance payments as discussed below.

James Gingo Termination Payments

Mr. Gingo’s Employment Agreement expires on June 8, 2013. The following table shows the potential payments as of September 30, 2012 if James Gingo was terminated at that time, prior to the agreement’s expiration:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/12	on 9/30/12	on 9/30/12	on 9/30/12	on 9/30/12
Compensation:
Base salary (1)	$-	$-	$200,000	$100,000	$-
Performance-based incentive
compensation	$-	$-	$-	$-	$-
Stock options	$-	$-	$-	$-	$-

Benefits and Perquisites:
Health and welfare benefits (2)	$-	$-	$3,199	$3,199	$-
Accrued vacation pay (3)	$3,846	$3,846	$3,846	$3,846	$3,846

Total	$3,846	$3,846	$207,045	$107,045	$3,846

(1)   Reflects twelve month’s severance to be paid upon termination without cause and twenty four months upon termination in a change of control, less any months worked.

(2)   Reflects six month’s group insurance based on our cost paid for Mr. Gingo, respectively, without cause or upon termination in a change of control.

(3)   Reflects the value of vacation pay accrued as of September 30, 2012.

DIRECTOR COMPENSATION

The Company uses stock options grants to incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board. During year then ended September 30, 2012, Ronald Erickson and James Gingo did not receive any compensation for his service as a director.  The compensation disclosed in the Summary Compensation Table on page 15 represents the total compensation.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors during the year ended September 30, 2012.

	Stock	Option
Name	Awards (1)	Awards (1)	Total
Bradley E. Sparks (2)	$4,000	$-	$4,000
Marco Hegyi	-	190,000	190,000
Dr. Masahiro Kawahata (3)	8,000	-	8,000
Jon Pepper	6,000	-	6,000
Yoshitami Arai (3)	8,000	-	8,000
James Gingo	-	-	-
Paul R. Bonderson Jr. (3)	6,000	-	6,000

Total	$32,000	$190,000	$222,000

(1)   Reflects the dollar amount recognized for financial statement reporting purposes for the year then ended September 30, 2012 in accordance with FASB ASC Topic 718. The assumptions used in the valuation of options is included in the Footnotes of the Form 10-K as filed with the SEC on November 13, 2012.  On February 24, 2012, the Board of Directors authorized to Marco Hegyi, our Chairman of the Board, the grant of qualified and non-qualified options to purchase 1,900,000 shares of the Company’s common stock at $0.10 per share. The stock option grants vested 750,000 on February 24, 2012 and 250,000 shares per quarter over two years and expire in ten (10) years. If there is a change in control, the stock option grant is fully vested.

(2)   Mr. Sparks resigned from the Board of Directors effective September 6, 2012.  On September 6, 2012, the Company entered into a Settlement and Release Agreement with Mr. Sparks pursuant to which the Company agreed to (i) pay to Mr. Sparks the sum of $50,750 and issue 513,696 shares of the Company’s common stock as satisfaction in full of amounts owed pursuant to a note issued in 2007 and related accrued interest; and (ii) pay to Mr. Sparks the sum of $39,635 and issue 4,000,000 shares of the Company’s common stock as satisfaction in full of amounts owed to pursuant to a note issued in 2009, related accrued interest, and other liabilities, including accrued compensation of $721,333.  The full Settlement and Release Agreement was filed as Exhibit 10.1 to Form 8-K/A1 filed by the Company on September 12, 2012.

(3)  Mr. Bonderson resigned from the Board of Directors effective April 21, 2012. Dr. Kawahata resigned from the Board of Directors effective November 30, 2012. Mr. Arai chose not to stand for re-election at the 2013 Annual Shareholder Meeting and resigned effective December 26, 2012.

Compensation Paid to Board Members

Our independent non-employee directors are not compensated in cash.

SECTION16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended September 30, 2012 the Company’s executive officers, directors and 10% holders complied with all filing requirements, with the following possible exceptions:

1.	A Form 4/A for Yoshitami Arai dated February 27, 2012 and required to be filed on February 29, 2012 was filed on March 5, 2012.
2.	A Schedule 13D for Bradley E. Sparks dated September 6, 2012 and required to be filed on September 12, 2012 has not been filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of February 25, 2013 by:

•	each director and nominee for director;

•	each person known by us to own beneficially 5% or more of our common stock;

•	each officer named in the summary compensation table elsewhere in this report; and

•	all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each beneficial owner of more than 5% of common stock is Visualant, Inc., 500 Union Street, Suite 420, Seattle, Washington 98101.

	Shares Beneficially Owned
	Amount	Percentage
Directors and Officers-
Ronald P. Erickson	5,423,773	5.8%
Mark Scott	1,068,500	1.1
Marco Hegyi	375,000	*
Jon Pepper	450,000	*
James Gingo	3,100,000	3.3%
Richard Mander	-	*
Todd Sames	-	*
Total Directors and Officers (7 in total)	10,417,273	11.2%

	Shares Beneficially Owned
	Number	Percentage
Greater Than 5% Ownership

Sumitomo Precision Products Co., Ltd.	17,307,693	18.6%
1-10 Fuso-cho
Amagasaki
Hyogo 660-0891 Japan

Ronald P. Erickson	5,423,773	5.8%
500 Union Street, Suite 420
Seattle, WA 98101

(1)	Reflects the shares beneficially owned by Ronald Erickson as stated in a Schedule 13D filed with the SEC on May 19, 2010, and which has subsequently confirmed the ownership.

(2)	Reflects the shares beneficially owned by Sumitomo Precision Products Co., Ltd as stated in a Schedule 13D filed with the SEC on June 23, 2012, and which has subsequently confirmed the ownership.

PROPOSAL 1

Election of Directors

Composition of the Board

Currently, the Board consists of five directors with one vacancies.  If elected, each of the director nominees will serve on the Board until the 2014 Annual Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the five (5) nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the five nominees for election named below will be unable to serve.

The Company’s Bylaws provide that the size of the Board may be between one and eight directors, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board. Due to recent resignations, the Board size has been reduced to five directors from eight. The Company is currently seeking an additional independent director who is qualified as a financial expert to head the Audit Committee as well as serve on the Compensation Committee.  The Board has not yet identified a candidate for this position so shareholders are being asked to elect only the five current directors.

Note About Rules Relating to Broker Voting

Under rules approved by the Securities and Exchange Commission effective as of January 1, 2010, brokers are no longer entitled to use their discretion to vote uninstructed proxies in uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of our Board, it is imperative that you provide your broker with voting instructions.

The nominees for Director are:

•	Ronald Erickson
•	Marco Hegyi
•	Jon Pepper
•	James Gingo
•	Ichiro Takesako

The sections titled “Directors and Executive Officers” on pages 5 to 8 of this proxy statement contain information about the experience and qualifications that caused the Nominations and Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

Your Board Recommends That Stockholders Vote FOR All Five Nominees Listed Above

PROPOSAL 2

To Approve an Amendment to the 2011 Stock Incentive Plan, increasing the Number of Shares Available for Issuance from 7,000,000 to 14,000,000 Shares

General Information

We are asking our stockholders to approve an amendment (the “Amendment”) to our 2011 Stock Incentive Plan (the “Plan”), increasing the number of shares available for issuance from 7,000,000 to 14,000,000 shares. The Amendment will not be effective unless and until stockholder approval is obtained. If our stockholders approve the Amendment, the Amendment to our 2011 Stock Incentive Plan set forth therein will be effective as of March 21, 2013 (the “Effective Date”).  In addition, if the Company undertakes a reverse stock split of its shares as contemplated by Proposal 4, the number of shares available for issuance under the Plan will be correspondingly reduced.

The Board approved the Amendment on December 28, 2012, subject to the stockholder approval solicited by this proxy statement. The purpose of the Plan is to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve us and our affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the stockholders of the Company.

Description of the Plan

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units (“RSUs”) Performance Awards and Other Stock-Based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Annex 1. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All Employees, Non-Employee Directors, consultants and independent contractors of the Company and its Affiliates (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of February 25, 2013 the number of employees eligible to participate in the Plan was 14, the number of consultants and independent contractors eligible to participate in the Plan was 1, and the number of non-employee directors eligible to participate in the Plan was 3.

Administration

Except with respect to Awards granted to Non-Employee Directors, the Plan is administered by the Compensation Committee of the Board of Directors, unless the Board of Directors appoints another committee or person(s) for such purpose. If no such appointment is in effect at any time, the committee shall mean the Board (the “Committee”). With respect to Awards granted to Non-Employee

Directors, the Board of Directors serves as the Committee, unless the Board of Directors appoints another committee or person(s) for such purpose. The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued under the Plan is seven million (7,000,000), provided that no more than one million (1,000,000) shares may be issued pursuant to Awards that are not Options, and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is one million (1,000,000) shares.  If approved, the amendment will increase the maximum shares that may be issued to fourteen million (14,000,000) and the maximum shares that may be issued pursuant to Awards that are no Options to one million (1,000,000).  Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. If any shares of Restricted Stock are forfeited, or if any Award terminates, expires or is settled without all or a portion of the shares of Common Stock covered by the Award being issued, such shares will again be available for the grant of additional Awards. Further, if an Option is surrendered pursuant to a “net issuance” as described below, the number of shares covered by the surrendered Option, reduced by the number of shares of Common Stock issued pursuant to the net issuance, will be available for the grant of additional Awards.

Options

The Plan authorizes the grant of Nonqualified Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code and may be granted only to Section 422 Employees. A Section 422 Employee is an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after the adoption of the Plan. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than the fair market value (110% of the fair market value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) after its date of grant. The Committee may permit the exercise of an Option on a “net issuance” basis pursuant to which the Participant surrenders an Option and receives in exchange shares of Common Stock with a fair market value on the date of surrender equal to the difference between (i) the fair market value of the shares subject to the surrendered Option, and (ii) the exercise price of the surrendered Option. The Committee may condition the grant or vesting of an Option on the achievement of one or more Performance Goals, as described below.

Restricted Stock Awards

The Plan authorizes the Committee to grant Restricted Stock Awards. Shares of Common Stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the Committee determines. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals, as described below.

RSUs

The Plan authorizes the Committee to grant RSU Awards. RSU Awards granted under the Plan are contingent awards of Common Stock (or the cash equivalent thereof). Pursuant to such Awards, shares of Common Stock are issued subject to such terms and conditions as the Committee deems appropriate, including terms that condition the issuance of the shares upon the achievement of one or more Performance Goals, as described below. Unlike in the case of awards of Restricted Stock, shares of Common Stock are not issued immediately upon the award of RSUs, but instead shares of Common Stock (or the case equivalent thereof) are issued upon the satisfaction of such terms and conditions as the Committee may specify, including the achievement of one or more Performance Goals.

Performance Awards

The Plan authorizes the grant of Performance Awards. Performance Awards provide for payments in cash, shares of Common Stock or a combination thereof contingent upon the attainment of one or more Performance Goals established by the Committee. For purposes of the limit on the number of shares of Common Stock with respect to which an Employee may be granted Awards during any fiscal year, a Performance Award is deemed to cover the number of shares of Common Stock equal to the maximum number of shares that may be issued upon payment of the Award. The maximum cash amount that may be paid to any Employee pursuant to all Performance Awards granted to such Employee during a fiscal year may not exceed $250,000.

Other Stock-Based Awards

The Plan authorizes the grant of Other Stock-Based Awards. Other Stock-Based Awards shall cover such number of shares of Common Stock and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting of the Other Stock-Based Award upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents

The terms of an Award may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock.

Performance Goals

The terms and conditions of an Award may provide for the grant, vesting or payment of the Award to be contingent upon the achievement of one or more specified Performance Goals established by the Committee. For this purpose, “Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

Capital Adjustments

If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or the like, the Committee shall substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the type of consideration to be received upon exercise or vesting of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of Shares with respect to which an Employee may be granted Awards during the fiscal year.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of Common Stock otherwise issuable, or (c) delivery to the Company by the Participant of unencumbered shares of Common Stock.

Termination and Amendment

The Board of Directors may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Term of the Plan

Unless sooner terminated by the Board of Directors, the Plan will terminate on March 18, 2021. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options. Generally, a Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options, RSUs, Performance Awards and Other Stock-Based Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, RSU, Performance Award or Other Stock-Based Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option is exercised, or in the case of an RSU, Performance Award or Other Stock-Based Award, on the date of payment of such Award in cash and/or shares of Common Stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award or Other Stock-Based Award, the amount of cash and the fair market value of any shares of Common Stock received.

Restricted Stock. Unless a Participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e. become transferable or no longer subject to a substantial risk of forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), a Restricted Stock Award, an RSU, a Performance Award or an Other Stock-Based Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Plan is intended to comply with Section 409A of the Code to the extent applicable, and the Committee will administer and interpret the Plan and Awards accordingly.

Securities Authorized for Issuance Under Equity Compensation Plans

As of September 30, 2012, the Company had the following equity compensation plans in place: 2011 Stock Incentive Plan.

	(a)	(b)	(c)
			Number of securities
			remaining available
	Number of securities	Weighted-average	for future issuance
	to be issued upon	exercise price of	under equity compensation
	exercise of outstanding	outstanding options,	plan (excluding securities
Plan Category	options, warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plan
approved by shareholders	5,920,000	0.131	180,000
Equity compensation plans
not approved by shareholders	5,000,000	0.130	-
Total	10,920,000	0.131	180,000

Your Board Recommends That Stockholders Vote FOR To Approve an Amendment to the 2011 Stock Incentive Plan, increasing the Number of Shares Available for Issuance from 7,000,000 to 14,000,000 Shares

PROPOSAL 3

To amend and restate the Company’s Articles of Incorporation and Bylaws

Background, Purpose and Effects, Procedures of Proposal

The Company’s current Articles of Incorporation and Bylaws have been in effect since 2002 and 1998, respectively. The Board determined it was appropriate to update the Articles of Incorporation and Bylaws to reflect current corporate law in Nevada, the Company’s state of incorporation.

The amended and restated Articles of Incorporation and Bylaws were approved by the Board of Directors subject to approval by the Company’s stockholders. While approval of the amended and restated Articles of Incorporation is required under Nevada corporate law, the Board has the power and authority under the current Bylaws to amend the Bylaws without stockholder approval. However the Board determined it was in the best interests of the Company and its stockholders to have both the amended and restated Articles of Incorporation and the amended and restated Bylaws approved by the stockholders.

The following is a brief summary of the changes the amended and restated Articles of Incorporation and the amended and restated Bylaws from the current Articles of Incorporation and Bylaws.  This discussion is qualified in its entirety by reference to the full text of the amended and restated Articles of Incorporation and the amended and restated Bylaws, which are attached hereto as Annex 2 and Annex 3, respectively.  The current Articles may be found as an exhibit to  the Company’s Form 10-KSB  filed on February 9, 2006. A Certificate of Amendment to the Articles of Incorporation changing the Company’s name was filed as an exhibit to Form 10-Q filed on May 1, 2012..  The previous Bylaws may be found as an exhibit to the Company’s Registration Statement on Form 10-SB filed on.  These documents may be found at http://www.sec.gov/edgar/searchedgar/companysearch.html ; enter company name “Visualant”.

Certain Changes to Articles of Incorporation

The material changes to the Articles of Incorporation are an increase in the maximum number of Directors from 8 to 9, the addition of a provision to allow the stockholders to act by less than unanimous written consent, as permitted under Nevada corporate law, and the addition of provisions regarding limitation of directors’ liability and indemnification of directors and officers to the full extent permitted by Nevada General Corporation Law.

Certain changes to Bylaws

Among the provisions in the amended and restated Bylaws that were not in the previous bylaws are a provision governing the submission of notice of stockholder business to be brought before an annual meeting of stockholders that makes such notice consistent with current SEC rules, and a provision regarding the nomination of directors by stockholders. The amended and restated Bylaws also change the maximum number of directors from 8 to 9.

Procedure for Effecting Proposed Amendment and Restatement of Articles of Incorporation

If our stockholders approve this proposal, the Company will file a certificate amending and restating our articles of incorporation with the Secretary of State of the State of Nevada.

No Appraisal Rights

Under Nevada General Corporation Law, dissenting stockholders will not be entitled to exercise appraisal rights in connection with amendment and restatement of the Articles of Incorporation and Bylaws. Visualant will not independently provide stockholders with any such right.

Your Board Recommends That Stockholders Vote FOR The amendment and restatement of the Company’s Articles of Incorporation and Bylaws

PROPOSAL 4

To Give the Board Discretion to Amend the Company’s Certificate of Incorporation to
(i) Effect a Reverse Stock Split of the Common Stock Within a Specified Range of Ratios and
(ii) Decrease the Number of Authorized Shares of our Common Stock
From 200,000,000 Shares to 100,000,000 Shares of Common Stock in Connection with the Reverse Stock Split

Background

On December 28, 2012, the Board adopted a resolution seeking stockholder approval to grant the Board discretionary authority to amend the Company’s certificate of incorporation to (i) effect a reverse stock split of Visualant, Inc. common stock within a specified range of ratios, and (ii) decrease the number of authorized shares of our common stock from 200,000,000 shares to 100,000,000 shares of common stock in connection with the reverse stock split. If this proposal is approved, the Board may subsequently effect, in its sole discretion, the reverse stock split based upon any exchange ratio within the following range: 1-for-3 to 1-for-10. If approved, the Board’s discretion to effect a reverse stock split within that range of ratios would last until the Company’s 2014 Annual Meeting of Stockholders, when such discretion would terminate if not exercised by the Board. We currently anticipate that, if this proposal is approved by our stockholders, the reverse stock split will be implemented as soon as practicable following the annual meeting.

As of December 28, 2012, the Company had 200,000,000 shares of common stock authorized for issuance, of which 94,428,058 shares were issued and outstanding. The amended and restated Articles of Incorporation that are the subject of Proposal 3 do not change the number of shares of common stock authorized for issuance.  If our stockholders approve this proposal and the Board determines to effectuate a reverse stock split, our authorized capital would be reduced to from 200,000,000 shares of common stock to 100,000,000 shares of common stock, and the number of shares issued and outstanding (as of the record date) would be reduced to between 9,442,806 and 31,476,019 (each depending on the ratio ultimately adopted by the Board).

Reasons for Effecting a Reverse Stock Split

The Board believes that a reverse stock split is desirable and in the best interests of Visualant and our stockholders for the following reasons:

•
Increased Share Price. A reverse stock split may increase the trading price of shares of the Company’s common stock, making them more attractive investments generally and to institutional investors in particular.

•
Reduced Stockholder Transaction Costs. Because investors typically pay commissions based on the number of shares traded when they buy or sell shares of our common stock, such investors would pay lower commissions for trading a given dollar amount of Company common stock if the reverse stock split is completed.

•
Increased Earnings Per Share. To the extent that the Company has positive net income in future periods, a decrease in the number of shares of our common stock issued and outstanding would have the result of increasing our nominal earnings per share, which could help our visibility in the marketplace and increase the level of confidence in our common stock.

•
Relative Increase in Number of Shares Authorized For Issuance. Currently, less than 60% of our authorized shares of common stock are available for issuance. If our stockholders approve this proposal and our Board implements a reverse stock split, the relative reduction in the number of our issued and outstanding shares of common stock will exceed the reduction in the number of shares of our common stock that are authorized for issuance. Accordingly, relatively more shares of our common stock will be available for future issuance for a variety of corporate purposes, including capital-raising and potential acquisitions. Although the Board has no current or immediate plans to issue such shares (except for shares that may be issued   in connection with the Company’s equity line of credit with Ascendiant Capital Partners LLC (“Ascendiant”), warrants held by Ascendiant, or the conversion of debentures held by Gemini Master Fund Ltd. (“Gemini”) and Ascendiant), the Board believes this will provide the Company with additional strategic and operational flexibility in the future.

Additional Factors Considered by Our Board of Directors

The Board believes that the total number of shares of our common stock currently outstanding is disproportionately large relative to our present market capitalization and that a reverse stock split would bring the number of outstanding shares to a level more in line with other technology companies with comparable capitalizations. Moreover, the Board considered that when the number of outstanding shares of common stock is unreasonably large in relation to a company’s earnings, a significant positive change in net earnings is required to create a noticeable improvement in such company’s reported earnings per share. If we were to effect a reverse stock split and decrease the number of shares outstanding, our investors could more easily understand the impact on earnings per share attributable to the operational efforts of our management.

In evaluating whether or not to seek authorization for a reverse stock split, in addition to the considerations described above, the Board also took into account various negative factors associated with a reverse stock split. These factors include:

•	the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

•	the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels;

•	the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and

•	the costs associated with implementing a reverse stock split.

Also, other factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the price of our common stock would be maintained at the per share price in effect immediately following the effective time of the reverse stock split.

Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they currently own. While we expect that the reverse split will result in an increase in the per share price of our common stock, the reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the per share price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

The Board considered all of the foregoing factors, and determined that the reverse stock split is in the best interests of Visualant and its stockholders. As noted above, even if stockholders approve the reverse stock split, the Board reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of the Company or its stockholders.

Effects of Reverse Stock Split

Registration and Reporting Requirements

Our common stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act.

Issued and Outstanding Capital Stock

If approved by our stockholders (and assuming the Board exercises its discretion to effect the reverse stock split), this proposal will result in a significant decrease in the number of authorized and issued and outstanding shares of our common stock. The reverse stock split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights or other rights of stockholders be altered in any way. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

Convertible Securities

We have warrants outstanding for the purchase of approximately 3,369,051 shares, subject to adjustment, of our common stock and an undetermined number shares of common stock related to convertible debt . We issued these warrants and the convertible debt in connection with financing arrangements. Pursuant to the applicable warrant agreements, upon effectiveness of the reverse stock split, the number of shares into which the convertible debt may be converted and for which the warrants may be exercised (and the corresponding exercise price) will be adjusted in a manner that corresponds to the reverse stock split ratio ultimately adopted by the Board (within the range specified above). Similar adjustments would occur with respect to the options that are currently outstanding to purchase shares of the Company’s common stock.

Fractional Shares

If the reverse stock split is effected by our Board and results in certain stockholders being entitled to receive fractional shares, such share amounts will be rounded up to the nearest whole share. The Company will not make any cash payments in lieu of issuing fractional shares.

Accounting Matters

The reverse stock split would not affect total stockholders’ equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the components that make up total stockholders’ equity would change by offsetting amounts. As a result of the reverse stock split, the stated capital component attributable to our common stock would be reduced in accordance with the reverse stock split ratio ultimately adopted by the Board, and the additional paid-in capital component would be increased by the amount by which the stated capital is reduced. The net book value per share of our common stock would be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Potential Anti-Takeover Effects

If the reverse stock split is effected, the increased proportion of authorized but unissued shares of the Company’s common stock to issued and outstanding shares could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change of control in the composition of our Board or contemplating a tender offer or other transaction involving the combination of the Company with another entity. The Board is not, however, making this proposal in response to any effort of which it is aware to accumulate shares of the Company’s common stock or obtain control of the Company or the Board. Rather, the Board is proposing the reverse stock split for the reasons identified above. As noted in this proposal, the Board has no current or immediate plans to issue the additional authorized but unissued shares that would result from the reverse stock split (if approved by our stockholders and implemented by the Board), except for shares that may be issued   in connection with the Company’s equity line of credit with Ascendiant, warrants held by Ascendiant, or the conversion of debentures held by Gemini and Ascendiant.

Our Common Stock has no preemptive or similar rights.

Procedure for Effecting Proposed Amendment and Exchange of Stock Certificates

If our stockholders approve this proposal and the Board determines that a reverse stock split, within the specified range of ratios, continues to be in the best interests of Visualant and our stockholders, the Company will file an amendment to its Articles of Incorporation reflecting the reverse split and the reduction of the authorized number of shares of our common stock with the Secretary of State of the State of Nevada. The reverse stock split and the reduction of the authorized number of shares of our common stock will become effective upon filing which time and date will be referred to as the “effective time.” At the effective time, a certain number of shares (based on the reverse stock split ratio ultimately adopted by the Board) of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock and each certificate that immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares and the number of authorized shares of our common stock will be decreased from 200,000,000 to 100,000,000 shares.

The Company’s transfer agent, American Stock and Transfer, will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Even if our stockholders approve this proposal, we reserve the right not to effect the reverse stock split or decrease the number of authorized share of our common stock if in the opinion of the Board it would not be in the best interests of Visualant and its stockholders.

No Appraisal Rights

Under Nevada General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse split or decrease in the number of authorized shares of our common stock, and Visualant will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

IN ACCORDANCE WITH 31 C.F.R. § 10.35(B) (5), THE DISCUSSION OF THE TAX ASPECTS PROVIDED HEREIN HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY FEDERAL TAX PENALTY. THE TAX DISCUSSION HEREIN IS WRITTEN TO SUPPORT THE PROPOSED AMENDMENT AND A STOCKHOLDER SHOULD SEEK ADVICE BASED ON THE PROSPECTIVE STOCKHOLDER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split. The Company has not and will not seek a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the proposed reverse stock split. Therefore, the income tax consequences discussed below are not binding on the Internal Revenue Service and there can be no assurance that such income tax consequences, if challenged, would be sustained.

Subject to the above stated, the United States federal income tax consequences of the proposed reverse stock split may be summarized as follows:

•
The reverse stock split would qualify as a tax-free recapitalization under the Internal Revenue Code. Accordingly, a stockholder will not recognize any gain or loss for United States federal income tax purposes as a result of the receipt of the post-reverse stock split common stock pursuant to the reverse stock split.

•
The shares of post-reverse stock split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss on a subsequent disposition equal to the aggregate basis of the shares of pre-reverse split common stock held by the stockholder immediately prior to the reverse stock split.

•	A stockholder’s holding period for the post-reverse stock split common stock will include the holding period of the pre-reverse split common stock exchanged.

Your Board Recommends That Stockholders Vote

FOR

Giving the Board Discretion to Amend the Company’s Certificate of Incorporation to
Effect a Reverse Stock Split of the Common Stock Within the Specified Range of Ratios Described Above and Decrease the Number of Authorized Shares of Common Stock
From 200,000,000 Shares to 100,000,000 Shares of Common Stock in Connection with the Reverse Stock Split.

PROPOSAL 5

Ratification of the Appointment of PMB Helin Donovan, LLP as the
Company’s Independent Registered Public Accounting Firm
for the fiscal year ended September 30, 2013

At its December 28, 2012 meeting, the Audit Committee recommended and approved the appointment of PMB Helin Donovan, LLP (“PMB”) as our independent registered public accounting firm (independent auditors) to examine our consolidated financial statements for the fiscal year ended October 31, 2013. The Board is seeking stockholder ratification of such action.

Action by our stockholders is not required by law in connection with the appointment of our independent accountants. If the Company’s stockholders do not ratify this appointment, the appointment will be reconsidered by the Company.

PMB has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. It is expected that representatives of PMB will not attend the Annual Meeting and therefore will not be available to answer questions.

Dismissal of Madsen & Associates CPA's, Inc.

On September 29, 2012, we dismissed Madsen & Associates CPA's, Inc. (“Madsen”) as our independent registered public accounting firm. The decision to change accountants was approved by our Audit Committee.

The Madsen reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Madsen on our financial statements for fiscal years 2010 and 2011 contained an explanatory paragraph which noted that there was substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2010 and 2011 and through September 29, 2012, (i) there were no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Madsen’s satisfaction, would have caused Madsen to make reference to the subject matter of such disagreements in its reports on our consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than: At September 30, 2010, we reported no material weakness in internal control over financial reporting, but for the fiscal years ended September 30, 2012 and September 30, 2011, we reported a material weakness in internal control. In particular, while the Company has had an Audit Committee during the two most recent fiscal years, the financial expert is not independent and attended 50% of the committee meetings. Currently, the Audit Committee is composed of two independent directors, but does not have a financial expert. The Company is seeking an additional Board director to serve as the financial expert on the Audit Committee.

Engagement of PMB Helin Donovan LLP

On September 29, 2012 we, upon the Audit Committee’s approval, engaged the services of PMB as our new independent registered public accounting firm to audit our consolidated financial statements as of September 30, 2012 and for the year then ended. PMB will be performing reviews of the unaudited consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q going forward.

During each of our two most recent fiscal years and through the date of this report, (a) we have not engaged PMB as either the principal accountant to audit our financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) we or someone on its behalf did not consult PMB with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent directors and, among other things, is responsible for:

•	the appointment of independent registered accounting firm;

•	review the arrangements for and scope of the audit by independent auditors;

•	review the independence of the independent auditors;

•	consider the adequacy and effectiveness of the system of internal accounting and financial controls and review any proposed corrective actions;

•	review and monitor our policies regarding business ethics and conflicts of interest;

•	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters; and

•	review the activities and recommendations of our accounting department.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During fiscal year ended September 30, 2012, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged Madsen & Associates CPA’s, Inc. to perform an annual audit of the Company’s financial statements for the fiscal years ended September 30, 2012, 2011 and 2010. The following is the breakdown of aggregate fees paid to the auditors for the Company for the last three fiscal years:

	Year Ended	Year Ended	Year Ended
	September 30, 2012	September 30, 2011	September 30, 2010
Audit fees	$23,085	$47,972	$7,070
Audit related fees	7,830	10,505	7,310
Tax fees	7,000	3,300	350
All other fees	-	-	35,842

	$37,915	$61,777	$50,572

- “Audit Fees” are fees paid for professional services for the audit of our financial statements. Such fees paid during the Fiscal Year Ended September 30, 2012 related to completion of the audit for the Fiscal Year ended September 30. 2011.

- “Audit-Related fees” are fees billed by Madsen & Associates CPA’s, Inc. to us for services not included in the first two categories, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” for 2010 related to the acquisition audit of TransTech Systems, Inc. as of June 8, 2010. The audit was completed by Madsen & Associates CPA’s.

AUDIT COMMITTEE REPORT

The Audit Committee, which is composed of two independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal years for the fiscal years ended September 30, 2012 and 2011.

               Audit Committee of the Board of Directors,
Marco Hegyi, Chairman
Jon Pepper

Your Board and the Audit Committee Recommend that Stockholders Vote

FOR

Ratification of the Appointment of PMB Helin Donovan, LLP as the
Company’s Independent Registered Public Accounting Firm
for the fiscal year ended September 30, 2013

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to submit a proposal to be considered for inclusion in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, the proposal must be submitted to the Secretary of the Company (addressed to Visualant, Inc., Attn: Corporate Secretary, 500 Union Street, Suite 420, Seattle, Washington 98101 in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary on or before November 1, 2013. If, however, the date of the 2014 Annual Meeting of Stockholders is not within 30 days before or after March 1, 2014, any stockholder proposal must be received by the Secretary of the Company a reasonable time before we begin to print and send our proxy materials.

In accordance with the provisions of the Company’s Amended and Restated Bylaws, any stockholder proposals for the 2014 Annual Meeting of Stockholders that are submitted outside the processes of Rule 14a-8 (i.e., proposals that are not submitted for inclusion in the Company’s proxy statement) will be considered untimely if they are received by the Secretary of the Company after November 1, 2013. If, however, the date of the 2014 Annual Meeting of Stockholders is not within 30 days before or after March 1, 2014, any such proposal will be considered untimely if it is received (i) after the date that is 45 days prior to the date of the 2014 Annual Meeting of Stockholders (if at least 60 days’ advance notice of the meeting is given to stockholders), or, if less than 60 days’ advance notice is given to stockholders, (ii) after the date that is 15 days after the date on which notice of the 2014 Annual Meeting of Stockholders is given to stockholders.

OTHER BUSINESS

Our management does not know of any other matter to be presented for action at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

INCORPORATION BY REFERENCE OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, as filed with the SEC, accompanies this Proxy Statement. Any exhibit to the Form10-K will be made available, free of charge, upon written request. Written requests should be addressed to Visualant, Inc., Attn: Investor Relations, 500 Union Street, Suite 420, Seattle, Washington 98101. Copies of these documents may also be accessed electronically via the SEC’s website at http://www.sec.gov. The Company’s Form10-K is not part of these proxy solicitation materials.

Mark Scott
Secretary
Seattle, WA
February 25, 2013

ANNEX 1
VISUALANT, INC.
2011 STOCK INCENTIVE PLAN

1.           Definitions.  In the Plan, except where the context otherwise indicates, the following definitions shall apply:

1.1.           “Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity, designated by the Committee, in which the Company has a significant interest.

1.2.           “Agreement” means a written agreement or other document evidencing an Award that shall be in such form as the Committee may specify.  The Committee in its discretion may, but not need, require a Participant to sign an Agreement.

1.3.           “Award” means a grant of an Option, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award.

1.4.           “Board” means the Board of Directors of the Company.

1.5.           “Code” means the Internal Revenue Code of 1986, as amended.

1.6.           “Committee” means the Compensation Committee of the Board or such other committee(s) appointed by the Board to administer the Plan or to make and/or administer specific Awards hereunder.  If no such appointment is in effect at any time, “Committee” shall mean the Board.  Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to Non-Employee Directors and administering the Plan with respect to those Awards, unless the Board determines otherwise.

1.7.           “Common Stock” means the Company’s common stock, par value $.01 per share.

1.8.           “Company” means Visualant, Inc., and any successor thereto.

1.9.           “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7.1.

1.10.           “Date of Grant” means the date on which an Award is granted under the Plan.

1.11.           “Eligible Person” means any person who is (a) an Employee (b) a Non-Employee Director or (c) a consultant or independent contractor to the Company or an Affiliate.

1.12.           “Employee” means any individual determined by the Committee to be an employee of the Company or an Affiliate.

1.13.           “Exercise Price” means the price per Share at which an Option may be exercised.

1.14.           “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select; provided, however, that in the case of an Option, in all events Fair Market Value shall be determined pursuant to a method permitted by Section 409A of the Code for determining the fair market value of stock subject to a nonqualified stock option that does not provide for a deferral of compensation within the meaning of Section 409A of the Code.

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1.15.           “Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code.

1.16.           “Non-Employee Director” means any member of the Board, or of an Affiliate’s board of directors, who is not an Employee.

1.17.           “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

1.18.           “Option” means an option to purchase Shares granted pursuant to Section 6.

1.19.           “Option Period” means the period during which an Option may be exercised.

1.20.           “Other Stock-Based Award” means an Award granted pursuant to Section 12.

1.21.           “Participant” means an Eligible Person who has been granted an Award.

1.22.           “Performance Award” means a performance award granted pursuant to Section 10.

1.23.           “Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  Such performance goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

1.24.           “Plan” means this Visualant, Inc. 2010 Stock Incentive Plan, as amended from time to time.

1.25.           “Restricted Stock” means Shares granted pursuant to Section 8.

1.26.           “Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 9.

1.27.           “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan.

1.28.           “Share” means a share of Common Stock.

1.29.           “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

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2.           Purpose.  The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company and its Affiliates.

3.           Administration.  The Committee shall administer the Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of the Plan.  The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the Eligible Persons to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the period during which Options may be exercised and Restricted Stock shall be subject to restrictions.  In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted thereunder.  The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final.  The Committee may delegate its authority under this Section 3 and the terms of the Plan to such extent it deems desirable and is consistent with the requirements of applicable law.

4.           Eligibility.  Awards may be granted only to Eligible Persons; provided that (a) Incentive Stock Options may be granted only Eligible Persons who are Section 422 Employees; and (b) Options may be granted only to persons with respect to whom Shares constitute stock of the service recipient (within the meaning of Section 409A of the Code and the applicable Treasury Regulations thereunder).

5.           Stock Subject to Plan.

5.1.           Subject to adjustment as provided in Section 13, (a) the maximum number of Shares that may be issued under the Plan is fourteen million (14,000,000) shares, provided that no more than one million (1,000,000) shares may be issued pursuant to Awards that are not Options, and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is one million (1,000,000) shares.  Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise.

5.2.           If an Option expires or terminates for any reason without having been fully exercised or is surrendered pursuant to Section 6.4, if shares of Restricted Stock are forfeited, or if Shares covered by a Performance Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards; provided, however, that in the case of Shares that are withheld to pay withholding taxes with respect to an Award, no such withheld Shares shall again be available for the grant of Awards hereunder.

6.           Options.

6.1.           Options granted under the Plan to Eligible Persons shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees on the Date of Grant.  Each Option granted under the Plan shall be identified as either a Nonqualified Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the Option.  Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary corporation) exceeds USD $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options.  For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares was granted.  Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify.  The Committee, in its discretion, may condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.

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6.2.                      The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.  Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.

6.3.           The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement; provided that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

6.4.           To the extent provided in an Agreement, a Participant may surrender to the Company an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Company (other than required tax withholding amounts), that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (a) the Fair Market Value on the date of surrender over (b) the Exercise Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to whole number of Shares.  Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.           Exercise of Options.

7.1.           Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by (a) a full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option.  To the extent provided in the applicable Agreement, payment may be made by (a) delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for at least six months, or such other period, if any, as may be required by the Committee), valued at Fair Market Value on the Date of Exercise or (b) delivery of a promissory note as provided in Section 7.2.

7.2.           To the extent provided in the applicable Agreement and permitted by applicable law, the Committee may accept as payment of all or a portion of the Exercise Price a promissory note executed by the Participant evidencing the Participant’s obligation to make future cash payment thereof.  Promissory notes made pursuant to this Section 7.2 shall (a) be secured by a pledge of the Shares received upon exercise of the Option, (b) bear interest at a rate fixed by the Committee, and (c) contain such other terms and conditions as the Committee may determine in its discretion.

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8.           Restricted Stock Awards.  Each grant of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award.  Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify.  Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

9.           Restricted Stock Unit Awards.  Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including without limitation, terms that condition the issuance of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals.

10.           Performance Awards.  Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash and/or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals, and (b) contains such other terms and conditions as may be determined by the Committee.  For purposes of Section 5.1(b) hereof, a Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award.  The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a fiscal year shall not exceed $250,000.

11.           Dividends and Dividend Equivalents.  The terms of an Award may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee.

12.           Other Stock-Based Awards.  The Committee may in its discretion grant stock-based awards of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”).  Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

13.           Capital Events and Adjustments.  In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall provide for a substitution for or adjustment in (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in Section 5.1(b).

14.           Termination or Amendment.  The Board may amend or terminate the Plan in any respect at any time; provided, however, that, after the Plan has been approved by the stockholders of the Company, the Board shall not amend or terminate the Plan without approval of (a) the Company’s stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Award granted prior to the date of such amendment or termination.

15.           Modification, Substitution of Awards.

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15.1.           Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award and (b) subject to Section 13, in no event may (i) an Option be modified to reduce the Exercise Price of the Option, or (ii) an Option be cancelled or surrendered in consideration for the grant of a new Option with a lower Exercise Price.

15.2.           Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under the Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or an Affiliate.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted.  Such substitute Awards shall not be counted toward the Share limit imposed by Section 5.1(b), except to the extent the Committee determines that counting such Awards is required in order for Awards granted hereunder to be eligible to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

15.3.           Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party, the Committee shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under the Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as determined by the Committee in its discretion.  Unless the Committee determines otherwise, the fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option.

16.           Foreign Employees.  Without amendment of the Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan.  The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any Affiliate operates or has employees.

17.           Stockholder Approval.  The Plan, and any amendments hereto requiring stockholder approval pursuant to Section 14, are subject to approval by vote of the stockholders of the Company at an annual or special meeting of the stockholders within twelve (12) months of the date of its adoption by the Board.

18.           Withholding.  The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements.  To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by one or any combination of the following means:  (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

19.           Term of Plan.  Unless sooner terminated by the Board pursuant to Section 14, the Plan shall terminate on the date that is ten years after the earlier of that date that the Plan is adopted by the Board or approved by the Company’s stockholders, and no Awards may be granted or awarded after such date.  The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

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20.           Indemnification of Committee.  In addition to such other rights of indemnification as they may have as members of the Board or Committee, members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

21.           General Provisions.

21.1.           The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.  Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

21.2.           Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

21.3.           The interests of any Eligible Person under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except to the extent provided in an Agreement.

21.4.           The Plan shall be governed, construed and administered in accordance with the laws of the State of Washington, without giving effect to the conflict of law principles.

21.5.           The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.  The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.  All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws.  The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

21.6.           The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Board’s or Committee’s complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Committee.

21.7.           To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.8.           Notwithstanding any other provision of the Plan to the contrary, to the extent any Award (or a modification of an Award) under the Plan results in the deferral of compensation (for purposes of Section 409A of the Code), the terms and conditions of the Award shall comply with Section 409A of the Code.

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ANNEX 2

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
VISUALANT, INCORPORATED

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), Visualant, Incorporated, a Nevada corporation, hereby adopts the following Amended and Restated Articles of Incorporation (the “Articles”).

ARTICLE I
NAME

The name of the corporation is Visualant, Incorporated (the “Corporation”).

ARTICLE II
PURPOSES

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes.  The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE III
DURATION

The duration of the Corporation’s existence shall be perpetual.

ARTICLE IV
SHARES

Section 4.1                      Authorized Shares.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of capital stock that the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, par value $0.001 per share.  The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

Section 4.2                      Dividends.  Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.  Shares of one class or series may be issued as a share dividend in respect to shares of another class or series.

Section 4.3                      Issuance and Designation of Preferred Stock.  To the extent permitted by law and the provisions of these Articles of Incorporation, the Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors and stated in the resolution or resolutions establishing such series, prior to the issuance of any shares of that series.  The Board of Directors shall have the authority to fix and determine and, subject to these provisions, to amend, the following preferences, limitations and relative rights of the shares of any series that is wholly unissued or to be established:

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(a)	the designation of the series;

(b)	the number of shares in the series;

(c)	the rate of dividends, if any;

(d)	whether shares in the series may be redeemed and, if so, the redemption price and the terms, time and conditions of such redemption;

(e)	the amount payable upon shares of such series, if any, in the event of voluntary or involuntary liquidation;

(f)	sinking fund provisions, if any, for the redemption or purchase of shares in the series;

(g)	the terms and conditions, if any, on which shares in the series may be converted into shares of common stock or other securities of the corporation;

(h)	voting rights, if any; and

(i)	such other covenants, limitations and conditions as are expressly stated in the resolution or resolutions adopted by the Board of Directors establishing such series.

Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

In establishing any series of Preferred Stock, the Board of Directors shall designate such series so as to distinguish it from all other series of Preferred Stock and fix and determine the preferences, limitations and relative rights of such series.  Prior to the issuance of any shares of any series of Preferred Stock, the Corporation shall execute and file amendments to these Articles of Incorporation, amending this Article IV, which determine the preferences, limitations and relative rights of such series.  Such amendments shall be effective without stockholder action.

Unless otherwise expressly provided in the designation of the rights and preferences of a series of Preferred Stock, a distribution in redemption or cancellation of shares of Common Stock or rights to acquire Common Stock held by a current or former employee, director, officer, independent contractor or consultant of the Corporation or any of its affiliates may, notwithstanding any provision of Nevada General Corporation Law to the contrary, be made without regard to the preferential rights of holders of shares of that series of Preferred Stock.

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Voting Approval.  Except to the extent that the provisions of these Articles or the provisions of Nevada General Corporation Law provide for a greater voting requirement for any voting group of stockholders, any action, including without limitation, the amendment of these Articles, amendment of the Corporation’s Bylaws, the approval of a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the Corporation’s property otherwise than in the usual and regular course of business, and the dissolution of the Corporation, shall be authorized if approved by a simple majority of stockholders, and if a separate voting group is required or entitled to vote thereon, by a simple majority of all the votes entitled to be cast by that voting group.

ARTICLE V
NO PREEMPTIVE RIGHTS

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

ARTICLE VI
NO CUMULATIVE VOTING

At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected.  No cumulative voting for directors, however, shall be permitted.

ARTICLE VII
DIRECTORS

The business of the Corporation shall be managed by a Board of Directors.  The number of directors constituting the Board may be increased or decreased from time to time in the manner specified in the Bylaws of the Corporation; provided, however, that the number shall not be less than three (3) nor more than nine (9), and shall not be increased by more than three directors in any calendar year.  Any decrease in the number of Directors shall not shorten the term of any incumbent Director.

ARTICLE VIII
BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws.  Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend or repeal the Bylaws.

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ARTICLE IX
STOCKHOLDER ACTION ON LESS THAN UNANIMOUS CONSENT

In any matter requiring stockholder action, the stockholders may act by consent of the stockholders holding of record, or otherwise entitled to vote in the aggregate, the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.  Unless otherwise required by Nevada General Corporation Law or applicable law, where action is authorized by written consent, no notice of such action need be given to those stockholders who did not join in the consent to such action and who would be entitled to vote on such action.  In those instances where notice of such action is required by law, then notice shall be given to such non-consenting stockholders at least ten (10) days before the effective date of such authorization or approval.  The notice shall be in the form of a record, and shall state the action or actions to be taken by the stockholders.  For purposes of these Articles, “record” means information inscribed on a tangible medium or contained in an electronic transmission.  The notice shall be transmitted in the same manner as all other stockholder notices, as stated in the Corporation's Articles or Bylaws.  Notice to stockholders in an electronic transmission is effective only with respect to stockholders that have consented, in the form of a record, to receive electronically transmitted notices and designated in the consent the address, location, or system to which these notices may be electronically transmitted and with respect to a notice that otherwise complies with any other requirement of Nevada General Corporation Law and any applicable federal law.

ARTICLE X
LIMITATION OF DIRECTORS' LIABILITY

A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating NRS 78.138(7), or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.  If Nevada General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by Nevada General Corporation Law as so amended.  Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE XI
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 11.1                      Right to Indemnification.  Each person who was, or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer, he or she is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation, to the full extent permitted by applicable law as then in effect, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 11.2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Section 11.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon physical delivery to the Corporation of a written undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 11.1 or otherwise.

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Section 11.2                      Right of Claimant to Bring Suit.  If a claim under Section 11.1 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be thirty (30) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant also shall be entitled to be paid the expense of prosecuting such claim.  The claimant shall be presumed to be entitled to indemnification under this Article XI upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

Section 11.3                      Nonexclusivity of Rights.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article XI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 11.4                      Insurance, Contracts and Funding.  The Corporation may maintain insurance, at its expense, to protect itself and any director, trustee, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Nevada General Corporation Law.  The Corporation may, without further stockholder action, enter into contracts with any director or officer of the Corporation in furtherance of the provisions of this Article XI and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article XI.

Section 11.5                      Indemnification of Employees and Agents.  The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the Corporation with the same scope and effect as the provisions of this Article XI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation or pursuant to rights granted pursuant to, or provided by, Nevada General Corporation Law or otherwise.

The undersigned officer of the Corporation hereby certifies that these Amended and Restated Articles of Incorporation have been duly adopted by the Board of Directors and approved by the stockholders of the Corporation.

DATED this 28th day of December, 2012.

VISUALANT, INCORPORATED /s/ Mark Scott By: Mark Scott Its: Secretary

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ANNEX 3
VISUALANT, INCORPORATED
AMENDED AND RESTATED BYLAWS

ARTICLE I
OFFICES

1.1.           Registered Office.  The address of the Corporation’s registered office in the State of Nevada is 2215 Renaissance Drive, Suite B, Las Vegas, NV 89119.  The name of the Corporation’s registered agent at such address is CSC Services of Nevada, Inc.

1.2           Other Offices.  The Corporation also may have offices at such other places as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS’ MEETINGS

2.1           Location of Meetings.  Annual and special meetings of the stockholders shall be held at such place within or without the State of Nevada as the Directors may, from time to time, fix.  Whenever the Directors shall fail to fix such place, the meeting shall be held at the principal office of the Corporation located in Seattle, Washington.

2.2           Annual Meeting.  The annual meeting of stockholders shall be held each year at such time and place, within or outside of the State of Nevada, as shall be designated by the Board of Directors and stated in the notice of the meeting.  At the annual meeting the stockholders shall elect Directors of the Corporation and may transact any other business that is properly brought before the meeting.

2.3           Business at Annual Meetings; Advance Notice Provision.

(i)           No business may be transacted at an annual meeting of stockholders, other than business that is of proper matter for stockholder action and as shall have been properly brought before the meeting.  To be properly brought before a meeting, business must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder who complies with the notice procedures set forth in Section 2.3(ii) below as to any business submitted by a stockholder other than director nominations which shall be governed exclusively by Section 3.3 below.  This Section 2.3 shall be the exclusive means for a stockholder to submit business other than director nominations before a meeting of the stockholders (and other than proposals brought under Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and included in the Corporation’s notice of meeting, which proposals are not governed by these Bylaws).

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(ii)           For any business (other than the nomination of directors) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  This subsection (ii) shall constitute an “advance notice provision” for annual meetings for purposes of Rule 14a-4(c)(1) under the Exchange Act.  To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by the Corporation, whichever occurs first.  In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.  A stockholder’s notice to the Secretary shall set forth the following information and shall include a representation as to the accuracy of the information: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of the stockholder proposing such business; (c) the class and number of shares of the Corporation that are directly or indirectly, owned beneficially and/or of record by the stockholder; (d) any option, warrant, convertible, security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not the instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) that is directly or indirectly owned beneficially by the stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (e) any proxy, contract, arrangement, understanding, or relationship pursuant to which the stockholder has a right to vote or has granted a right to vote any shares of any security of the Corporation; (f) any short interest in any security of the Corporation (for purposes of these Bylaws a person shall be deemed to have a short interest in a security if the stockholder directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (g) any rights to dividends on the shares of the Corporation owned beneficially by the stockholder that are separated or separable from the underlying shares of the Corporation; (h) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or directly or indirectly beneficially owns an interest in the manager or managing member of a limited liability company or similar entity; (i) any performance-related fees (other than an asset-based fee) that the stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any; (j) any arrangement, rights or other interests described in subsections (c) through (i) above held by members of such stockholder’s immediate family sharing the same household; (k) any other information related to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (l) any material interest of the stockholder in such business; (m) a description of any arrangements and understandings between such stockholder and any other person or persons in connection with the proposal of such business by such stockholder; and (n) any other information as reasonably requested by the Corporation.  The information described in subsections (c) through (j) above is hereinafter collectively referred to as the “Ownership and Rights Information.”

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(iii)           Notwithstanding the foregoing or any other provisions of these Bylaws, including Section 3.3 below, a stockholder also shall comply with all applicable laws, regulations and requirements, including requirements of the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals or nominations as to any other business to be considered pursuant to this Section 2.3 or Section 3.3 below.

(iv)           Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.  Notice of stockholder proposals that are, or that the submitting stockholder intends to be, governed by Rule 14a-8 under the Exchange Act are not governed by these Bylaws.

2.4           Notice of Annual Meeting.  Written notice of the annual meeting shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least ten (10) but not more than sixty (60) days prior to the meeting.  Such notice shall state the location, date and hour of the meeting, but the notice need not specify the business to be transacted thereat.

2.5           Special Meetings.  Special meetings of the stockholders for any purpose or purposes, unless otherwise provided by law or by the Articles of Incorporation, may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, and not at the request of any other person or persons.  Such request must state the purpose or purposes of the proposed meeting.

2.6           Notice of Special Meetings.  Written notice of a special meeting shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least ten (10) but not more than sixty (60) days prior to the meeting.  Such notice shall state the location, date and hour of the meeting and shall describe the order of business to be addressed at the meeting.  Business transacted at all special meetings shall be confined to the matters stated in the notice.

2.7           Presiding Officer at Stockholder Meetings.  The Chair of the Board shall preside at all meetings of the stockholders, provided that the Chair may designate the Chief Executive Officer to preside in the Chair’s stead.  In the Chair’s absence, the Chief Executive Officer shall preside, and in the absence of both, the Board shall appoint a person to preside.

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2.8           Quorum; Adjournment.  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be required and shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, the Articles of Incorporation, or these Amended and Restated Bylaws (the “Bylaws”).  If such quorum shall not be present or represented at any meeting of the stockholders, the presiding officer of the meeting or the majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented.  Even if a quorum is present or represented at any meeting of the stockholders, the presiding officer of the meeting, for good cause, or the majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time.  If the time and place of the adjourned meeting are announced at any meeting at which an adjournment is taken, no further notice of the adjourned meeting need be given; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed by the Board of Directors, notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.9           Vote Required.  In all matters other than the election of Directors, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before a meeting unless the question is one upon which by express provision of the Articles of Incorporation or of these Bylaws, or by law, a different vote is required in which case such express provision shall govern and control the decision of such question.  Directors shall be elected, by ballot, by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the election of directors; provided, however, that a stockholder shall not be permitted to cumulate his/her votes with respect to the election of Directors.

2.10           Voting; Proxies.  At any meeting of the stockholders every holder of shares entitled to vote thereat shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than six (6) months prior to the date of said meeting, unless said instrument provides for a longer period, but in no event may such period exceed three (3) years from the date of its creation.  Each stockholder shall have one vote for each share of stock having voting power, registered in such stockholder’s name on the books of the Corporation, and except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election of Directors.

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2.11           Stockholder Lists.  At least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary.  Such list shall be open for said ten days to examination by any stockholder for any purpose germane to the meeting during regular business hours at the place where the meeting is to be held, or at such other place within the city in which the meeting is to be held as shall be specified in the notice of the meeting, and also shall be produced and kept at the time and place of the meeting, during the whole time thereof, and may be inspected by any stockholder who is present.

2.12           Action Without Meeting.  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a greater proportion of voting power is required for such an action under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), any other applicable law, or the Corporation’s Articles of Incorporation, then that greater proportion of written consents shall be required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.  All such written consents shall be filed with the records of the meetings of the stockholders of the Corporation.

ARTICLE III
DIRECTORS

3.1           Powers.  The property and business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.2           Number of Directors.  The number of Directors which shall constitute the Board shall be fixed from time to time by resolution of a majority of Directors in office; provided, however, that their number shall not be less than three (3) nor more than nine (9), and shall not be increased by more than three directors in any calendar year.

3.3           Term.  Directors shall be elected at each annual meeting of the stockholders.  Each Director so elected shall serve for a one-year term and until his/her successor is elected and qualified.  If a Director dies, resigns, or is removed, the Director’s replacement shall serve throughout the remaining portion of the Director’s term, and thereafter until the Director’s successor is elected and qualified.  Directors are not required to be stockholders of the Corporation.  The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the Chair of the Board who shall perform such duties as are specified in these Bylaws or are properly required of the Chair by the Board of Directors.

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3.4           Nominations.  Nominations for the election of Directors may be made by the Board, by the Nominations and Governance Committee, or by any stockholder entitled to vote for the election of Directors.  Nominations proposed by the Board or the Nominations and Governance Committee shall be given by the Chair on behalf of the Board or committee.

Nominations by stockholders shall be in writing and in the form prescribed below, and shall be effective when delivered by hand or received by registered first-class mail, postage prepaid, by the Secretary of the Corporation not less than fourteen (14) days nor more than eighty (80) days prior to any meeting of the stockholders called for the election of Directors; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such writing shall be received by the Secretary of the Corporation not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to stockholders.  Nominations by stockholders shall be in the form of a notice which shall set forth: (a) as to each nominee (i) the name, age, business address and, if known, residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the Ownership and Rights Information as it relates to the nominee, (iv) the consent of the nominee to serve as a Director of the Corporation if so elected, (v) a description of all arrangements or understandings between the stockholder and the nominee, (vi) a description of all arrangements or understandings between the stockholder and any other person or persons pursuant to which the nomination is to be made by the stockholder, and (vii) any other information relating to the nominee required to be disclosed in solicitations of proxies for election of Directors, or otherwise required pursuant to Regulation 14A under the Exchange Act; and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on the Corporation’s books, of such stockholder, (ii) the Ownership and Rights Information, and (iii) and any other information as reasonably requested by the Corporation.  Such stockholder notice shall include a representation as to the accuracy of the information set forth in the notice.  In addition, each nominee must complete and sign a questionnaire, in a form provided by the Corporation, to be submitted with the stockholder’s notice, that inquires as to, among other things, the nominee’s independence and director eligibility.

Only those persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors.  The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.  This Section 3.4 shall be the exclusive means for a stockholder to submit business constituting director nominations before a meeting of the stockholders (other than proposals brought under Rule 14a-8 of Regulation 14A of the Exchange Act, which proposals are not governed by these Bylaws).

3.5           Vacancy.  If the office of any Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, a majority of the remaining Directors, though less than a quorum, shall choose a successor, who shall hold office until the next election of Directors and such Director’s successor shall be elected and qualified.

3.6           Resignation.  Any Director of the Corporation may resign from the Board of Directors at any time by giving notice in writing or by electronic transmission to the Chair of the Board and contemporaneously to the Secretary of the Corporation.  The resignation shall be effective when the resignation notice is delivered unless the notice specifies a later effective date or an effective date determined upon the happening of an event or events, and the acceptance of such resignation shall not be necessary to make it effective.

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3.7           Removal of Directors.  The entire Board of Directors or any individual Director may be removed from office, with or without cause, prior to the expiration of their or his/her term of office by the holders of not less than two-thirds (2/3) of the shares then entitled to vote at an election of Directors, except as follows:

(i)           Unless the Articles of Incorporation of the Corporation provides otherwise, if the Board is divided into classes, stockholders may effect such removal only for cause; or

(ii)           If cumulative voting is permitted and if less than the entire Board is to be removed, no Director may be removed without cause if the votes cast against such Director’s removal would be sufficient to elect such Director if then cumulative voted at an election of the entire Board of Directors, or if there are classes of directors, at an election of the class of directors of which such Director is a part.

3.8           Meetings Generally.  The Board of Directors may hold meetings, both regular and special, at such times and places either within or without the State of Nevada as shall from time to time be determined by the Board.

3.9           Regular Meetings.  Regular meetings of the Board of Directors shall be held at such times and places as shall be fixed by resolution of the Board.  No notice shall be required for regular meetings held pursuant to such resolution, except that the Secretary of the Corporation shall promptly provide a copy of such resolution to any Director who is absent when such resolution is adopted.  In case any scheduled meeting of the Board is not held on the day fixed therefor, the Directors shall cause the meeting to be held as soon thereafter as is convenient.  At such regular meetings directors may transact such business as may be brought before the meeting.

3.10           Special Meetings.  Special meetings of the Board may be called by the Chair of the Board or by the Chief Executive Officer by twenty-four (24) hours’ notice to each Director, either personally, by telephone, e-mail, or telegram; special meetings shall be called by the Chair of the Board, the Chief Executive Officer or the Secretary in like manner and on like notice on the written request of two (2) Directors.

3.11           First Meeting.  The first meeting of each newly elected Board shall be held immediately after the annual meeting of stockholders and at the same place, and no notice of such meeting to the newly elected Directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present.  In the event such meeting is not held, the Directors shall cause the meeting to be held as soon thereafter as is convenient.

3.12           Organization.  The Chair of the Board shall preside at all meetings of the Board, provided that the Chair may designate the Chief Executive Officer to preside in the Chair’s stead provided that the Chief Executive Officer is also a Director.  In the Chair’s absence the Chief Executive Officer, if the Chief Executive Officer is a Director, shall preside.  In the absence of both, the Board shall appoint a person to preside.  The Secretary of the Corporation, or if the Secretary is not present, one of the Assistant Secretaries, in the order determined by the Board, or if an Assistant Secretary is not present, a person designated by the Board, shall take the minutes of the meeting.

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3.13           Quorum; Adjournment.  At all meetings of the Board, a majority of the number of Directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Articles of Incorporation or these Bylaws.  Whether or not a quorum is present at any meeting of the Board, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting.

3.14           Participation by Electronic Means.  Any one or more Directors may participate in a meeting of the Board or any committee thereof by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation in a meeting by such means shall be deemed attendance in person at that meeting.

3.15           Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board or any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto (including a consent by electronic transmission) is signed by all members of the Board or committee, as the case may be, and such writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or of the committee, except that such written consent is not required to be signed by:

(a)           A common or interested director who abstains in writing from providing consent to the action.  If a common or interested director abstains in writing from providing consent: (i) the fact of the common directorship, office or financial interest must be known to the Board of Directors or committee before a written consent is signed by all the members of the Board or committee; (ii) such fact must be described in the written consent; and (iii) the Board of Directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

(b)           A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the Board of Directors or committee.  If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the Board of Directors or committee must: (i) make a determination pursuant to Nevada General Corporation Law that indemnification of the director is proper under the circumstances; and (ii) approve, authorize or ratify the action of the Board of Directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

Any action taken pursuant to such written consent shall be treated for all purposes as the act of the Board or committee.

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3.16           Appointment of Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more special or standing committees, including but not limited to: a Compensation Committee, an Executive Committee, an Audit Committee, and a Nominations and Governance Committee.  Each committee shall consist of two or more of the Directors of the Corporation.  The Board of Directors may designate one or more Directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee.

3.17           Meetings of Committees.  Regular and special meetings of any committee established pursuant to this Article III may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.  At all committee meetings, a majority of the members of the committee shall be necessary to constitute a quorum for the transaction of any business, and the act of a majority of committee members present at a meeting at which there is a quorum shall be the act of the committee.

3.18           Powers of Committees.  Committees of the Board of Directors, to the extent provided in the Board resolution designating such committee or in any committee charter relating thereto or as permitted by law, shall have and may exercise the powers of the Board of Directors, in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution of the Board.  Except as the Board of Directors may otherwise determine, a committee may make rules for its conduct, but unless otherwise provided by the Board or such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the conduct of business by the Board of Directors.  Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  No committee, however, shall have the power or authority with respect to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of Directors) expressly required by Nevada General Corporation Law to be submitted to stockholders for approval, or (b) adopting, amending or repealing any Bylaw of the Corporation.

3.19           Compensation of Directors.  Directors shall be reimbursed for reasonable expenses, if any, of attendance at each meeting of the Board of Directors and may be paid other compensation in whatever form and amount the Board of Directors, by resolution, shall determine to be reasonable.  Members of special or standing committees may be allowed like compensation and reimbursement for participation in committee meetings.  Nothing contained in this section shall be construed to preclude any Director from serving the Corporation in any other capacity, as officer, agent, employee or otherwise, and being compensated for such service.

ARTICLE IV
NOTICES

4.1           Generally.  Whenever under the provisions of the Articles of Incorporation or these Bylaws, or by law, notice is required to be given to any Director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail or by courier service, by depositing the same in a post office or letter box, or with a courier service, in a prepaid sealed wrapper, addressed to such Director or stockholder at such address as appears on the books of the Corporation, or, in default of other address, to such Director or stockholder at the last known address of such person, and notice shall be deemed to be given at the time when the same shall be thus deposited.

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4.2           Waiver of Notice.  Whenever any notice is required to be given under the provisions of the Articles of Incorporation or these Bylaws, or by law, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully convened.

ARTICLE V
OFFICERS

5.1           Officers.  The Officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chairman, Chief Executive Officer, President, a Vice President, a Secretary, and a Treasurer.  The Board of Directors may also choose additional Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers, and may appoint such other Officers and agents as it shall deem necessary.  Two or more offices may be held by the same person, except that neither the Chairman, the Chief Executive Officer nor the President shall serve as the Secretary.

5.2           Election; Term of Office; Removal.  The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the Chairman, Chief Executive Officer, President, one or more Vice Presidents, the Secretary, the Treasurer, and such other Officers as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  The Officers of the Corporation shall hold office until their successors are chosen and qualify in their stead, or until such time as they may resign or be removed from office.  Any Officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors.  If the office of any Officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.  In the case of any office other than that of the Chair, Vice Chair, Chief Executive Officer, President, Secretary or Treasurer, the officer designated as the Chief Executive Officer may appoint a person to serve in such office, on a temporary basis, until the vacancy is filled by the Board.

5.3           Compensation.  The salaries of all Officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

5.4           The Chair of the Board.  The Chair of the Board shall, except as otherwise provided in these Bylaws, preside at each meeting of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be assigned by the Board of Directors.

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5.5           The Vice Chair of the Board.  The Board of Directors may appoint a Vice Chair of the Board.  The Vice Chair of the Board shall assist the Chair of the Board and have such other duties as may be assigned by the Board of Directors.

5.6           Other Designated Officers.

(i)           Chief Executive Officer.  The Chief Executive Officer shall have general supervision over the business and affairs of the Corporation and over its Officers, agents, and employees; subject, however, to the oversight of the Board of Directors.  The Chief Executive Officer shall report directly to the Board of Directors, and shall perform such duties as are incident to the office of the Chief Executive Officer or are properly specified and authorized by the Board of Directors.

(ii)           Other Officers.  The Board of Directors may designate officers to serve as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and other such designated positions and to fulfill the responsibilities of such designated positions as determined by the Board of Directors in addition to their duties as Officers as set forth in these Bylaws.

5.7           The President.  The President shall report to the Chief Executive Officer, unless the President and Chief Executive Officer are the same person in which case the President shall report to the Board of Directors.  The President shall perform such duties as are incident to the office of the President or are properly specified and authorized by the Board of Directors.  In the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer.

5.8           Vice Presidents.  The Vice Presidents, in the order fixed by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall prescribe.

5.9           The Secretary.  The Secretary shall attend all meetings of the Board and all meetings of the stockholders, shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President.  The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the Secretary’s signature or by the signature of the Treasurer or an Assistant Secretary.

5.10           Assistant Secretaries.  The Assistant Secretaries, in the order fixed by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe.

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5.11           The Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories or other institutions as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation by check or by electronic or wire transfer, as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, President and Directors, at the regular meetings of the Board, or whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation.

5.12           Assistant Treasurers.  The Assistant Treasurers, in the order fixed by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe.

ARTICLE VI
STOCK CERTIFICATES, TRANSFERS AND RECORD DATE

6.1           Certificates of Stock.  Shares of capital stock of the Corporation shall be certificated.  The certificates of stock of the Corporation shall be numbered and registered in the stock ledger and transfer books of the Corporation as they are issued.  The stock certificates of the Corporation shall be signed by the Chief Executive Officer, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the corporate seal, which may be a facsimile, engraved or printed.  Any or all of the signatures on the certificate may be facsimiles, engraved or printed.  In the event that any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.  Stock certificates of the Corporation shall be in such form as provided by statute and approved by the Board of Directors.  The stock record books and the blank stock certificates books shall be kept by the Secretary or by any agency designated by the Board of Directors for that purpose.

6.2           Registration of Transfer.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.  The Board of Directors shall have authority to make such rules and regulations not inconsistent with law, the Articles of Incorporation or these Bylaws, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby.

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6.3           Record Date for Stockholders.  For the purpose of determining the stockholders entitled to notice of or to vote at any annual or special meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders.  Such date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.  If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.4           Registered Stockholders.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

6.5           Lost Certificates.  The Board of Directors may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing the issuance of such new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner’s legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII
DIVIDENDS

7.1           Power to Declare Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

7.2           Discretion of the Board.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends, such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

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ARTICLE VIII
MISCELLANEOUS PROVISIONS

8.1           Instruments.  All checks, demands for money, notes, deeds, mortgages, bonds, contracts and other instruments of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

8.2           Borrowing.  No officer, agent or employee of the Corporation shall have any power or authority to borrow money on behalf of the Corporation, to pledge the Corporation’s credit, or to mortgage or pledge the Corporation’s real or personal property, except within the scope and to the extent such authority has been delegated to such person by resolution of the Board of Directors.  Such authority may be given by the Board and may be general or limited to specific instances.

8.3           Voting Securities of Other Corporations.  Subject to any specific direction from the Board of Directors, the officer designated as the Chief Executive Officer of the Corporation, or any other person or persons who may from time to time be designated by the Board of Directors, shall have the authority to vote on behalf of the Corporation the securities of any other corporation which are owned or held by the Corporation and may attend meetings of stockholders or execute and deliver proxies or written consents for such purpose.

8.4           Fiscal Year.  The fiscal year shall begin the first day of October in each year.

8.5           Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.6           Books and Records of the Corporation.  The books and records of the Corporation shall be kept at such places as the Board may from time to time determine.

ARTICLE IX
INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1           Right To Indemnification.  Each person who was or is made a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact such person is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation as a Director or Officer of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada General Corporation Law against all expense, liability and loss (including attorneys’ fees, judgments, fines or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to such person who has ceased to be a Director or Officer and shall inure to the benefit of the person’s heirs, executors and administrators.  For purposes of this section, persons serving as Director or Officer of the Corporation’s direct or indirect wholly-owned subsidiaries shall be deemed to be serving at the Corporation’s request.

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9.2           Right To Advancement Of Expenses.  The right to indemnification conferred in Section 9.1 above shall include the right to be paid by the Corporation the expenses incurred in defending any action, suit, or proceeding in advance of its final disposition, subject to the receipt by the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified.

9.3           Nonexclusivity of Rights.  The rights to indemnification and to the advancement of expenses contained in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any law, provision of the Corporation’s Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.

9.4           Employee Benefit Plans.  For purposes of this Article IX, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director or Officer of the Corporation which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation.”

ARTICLE X
AMENDMENTS

10.1           Amendment of Bylaws.  These Bylaws may be amended, altered or repealed at any regular meeting of the stockholders, or at any special meeting of the stockholders provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at such meeting and present or represented thereat.  The Board of Directors also may amend, alter or repeal the Bylaws by the affirmative vote of a majority of the entire Board at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting.

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I, Mark Scott, the Secretary of Visualant, Incorporated, a Nevada corporation, hereby certify that the foregoing Amended and Restated Bylaws, comprising 15 pages, were duly adopted as the Amended and Restated Bylaws of Visualant Incorporated on December 28, 2012.

/s/ Mark Scott
(Signature)
Print Name: Mark Scott

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